                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            SCHEDULE 14A INFORMATION


                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-12

                          MAINSTAY VP SERIES FUND, INC.
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0- 11.

     1)   Title of each class of securities to which transaction applies: N/A

     2)   Aggregate number of securities to which transaction applies: N/A

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

     4)   Proposed maximum aggregate value of transaction: N/A

     5)   Total fee paid: N/A

[ ]  Fee paid with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid: N/A

     2)   Form, Schedule or Registration Statement No.: N/A

     3)   Filing Party: N/A

     4)   Date Filed: N/A

                          MAINSTAY VP SERIES FUND, INC.
                                51 MADISON AVENUE
                            NEW YORK, NEW YORK 10010

MAINSTAY VP BOND PORTFOLIO
MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO
MAINSTAY VP CASH MANAGEMENT PORTFOLIO
MAINSTAY VP COMMON STOCK PORTFOLIO
MAINSTAY VP CONVERTIBLE PORTFOLIO
MAINSTAY VP DEVELOPING GROWTH PORTFOLIO
MAINSTAY VP GOVERNMENT PORTFOLIO
MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO
MAINSTAY VP ICAP SELECT EQUITY PORTFOLIO
MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO
MAINSTAY VP LARGE CAP GROWTH PORTFOLIO
MAINSTAY VP S&P 500 INDEX PORTFOLIO
MAINSTAY VP TOTAL RETURN PORTFOLIO

                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 17, 2008

February 1, 2008

TO OUR POLICY OWNERS:


     The Board of Directors of MainStay VP Series Fund, Inc. (the "Fund") has called a SPECIAL MEETING OF SHAREHOLDERS ("Special Meeting") regarding important matters concerning certain investment portfolios offered by the Fund. The Fund, a Maryland corporation, currently offers 24 series of investment portfolios (individually, a "Portfolio," and collectively, the "Portfolios"). The accompanying Notice of Special Meeting of Shareholders and related Proxy Statement relate solely to the 13 Portfolios listed above. The Special Meeting is scheduled for 2:30 p.m., Eastern time, on March 17, 2008, at the offices of New York Life Investment Management LLC ("NYLIM"), 169 Lackawanna Avenue, Parsippany, NJ 07054.


     As the owner of a variable annuity contract or variable life insurance policy (a "Policy") issued by New York Life Insurance and Annuity Corporation, a Delaware corporation ("NYLIAC"), you have the right to instruct NYLIAC how to vote at the Special Meeting the shares of the Portfolios that are attributable to your Policy.

     The proposals set forth in the accompanying Notice of Special Meeting and Proxy Statement concern the Portfolios listed above. AT THE SPECIAL MEETING, AS EXPLAINED IN THE PROXY STATEMENT, SHAREHOLDERS OF THE PORTFOLIOS WILL BE ASKED TO CONSIDER AND APPROVE THE FOLLOWING PROPOSALS:

          1. To approve a revised and restated Management Agreement between NYLIM and the Fund that, for the 13 Portfolios listed above, will consolidate the advisory services and administrative services into one Agreement, will introduce breakpoints and, for certain Portfolios, will impose an increase in overall fees, as described in the accompanying Notice of Special Meeting and Proxy Statement; and

          2. To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

     NYLIM, the investment adviser to the Portfolios, notes that these initiatives are designed to consolidate the investment advisory services and administrative services into one Management Agreement, and enable the Portfolios to remain fairly and competitively priced and continue to serve shareholder needs.

     Shareholders of each Portfolio will be voting separately on the proposals, which are described in more detail in the accompanying Notice of Special Meeting and Proxy Statement.

     THE BOARD OF DIRECTORS OF THE FUND, AFTER CAREFUL CONSIDERATION, UNANIMOUSLY APPROVED THE PROPOSALS AND RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE PROPOSALS.

     Your vote is very important to us regardless of the number of shares that are attributable to your Policy. Whether or not you plan to attend the Special Meeting in person, please read the Proxy Statement and cast your vote promptly. It is important that your vote be received no later than the time of the Special Meeting on March 17, 2008. There are several ways to vote your shares, including mail, telephone and the Internet. Please refer to the proxy card for more information on how to vote. If we do not receive a response by one of these methods, you may receive a telephone call from our proxy solicitor, Computershare Fund Services, reminding you to vote. If you have any questions before you vote, please contact Computershare Fund Services by calling toll-free 1-800-708-7960. You will get the answers that you need promptly.

     We appreciate your participation and prompt response in this matter, and thank you for your continued support.

                                        Sincerely,

                                        /s/ Stephen P. Fisher
                                        Stephen P. Fisher
                                        President
                                        MainStay VP Series Fund, Inc.

Enclosure

                          MAINSTAY VP SERIES FUND, INC.
                                51 MADISON AVENUE
                            NEW YORK, NEW YORK 10010

MAINSTAY VP BOND PORTFOLIO
MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO
MAINSTAY VP CASH MANAGEMENT PORTFOLIO
MAINSTAY VP COMMON STOCK PORTFOLIO
MAINSTAY VP CONVERTIBLE PORTFOLIO
MAINSTAY VP DEVELOPING GROWTH PORTFOLIO
MAINSTAY VP GOVERNMENT PORTFOLIO
MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO
MAINSTAY VP ICAP SELECT EQUITY PORTFOLIO
MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO
MAINSTAY VP LARGE CAP GROWTH PORTFOLIO
MAINSTAY VP S&P 500 INDEX PORTFOLIO
MAINSTAY VP TOTAL RETURN PORTFOLIO

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 17, 2008

TO OUR POLICY OWNERS:


     NOTICE IS HEREBY GIVEN that the Board of Directors (the "Board" or the "Directors") of MainStay VP Series Fund, Inc. (the "Fund"), which currently offers 24 series of investment portfolios, 13 of which are listed above, invites you to attend a SPECIAL MEETING OF SHAREHOLDERS (the "Special Meeting") of the series of portfolios listed above (individually, a "Portfolio," and collectively, the "Portfolios"). The Special Meeting will be held on March 17, 2008 at the offices of New York Life Investment Management LLC ("NYLIM"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054, beginning at 2:30 p.m., Eastern time.


     At the Special Meeting, and as specified in greater detail in the Proxy Statement accompanying this Notice, shareholders of the Portfolios will be asked to consider and approve the following proposals, as applicable:

          1. To approve a revised and restated Management Agreement between NYLIM and the Fund that, for the 13 Portfolios listed above, will consolidate the advisory services and administrative services into one Agreement, will introduce breakpoints and, for certain Portfolios, will impose an increase in overall fees, as described in the accompanying Proxy Statement; and

          2. To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

     Shareholders of each Portfolio will be voting separately on the proposals. Your attention is directed to the accompanying Proxy Statement for further information regarding the Special Meeting and the proposals set forth above. You may vote at the Special Meeting if you are a policy owner of record of one or more of the Portfolios as of the close of business on January 4, 2008 ("Record Date"). If you attend the Special Meeting, you may vote your shares in person. Even if you do not attend the Special Meeting, you may cast your vote by simply completing, signing and returning the enclosed proxy card by mail using the postage-paid envelope provided or follow the instructions on the voting instruction card for voting by touch-tone or on the Internet.

     Your vote is very important to us. Whether or not you plan to attend the Special Meeting in person, please vote the enclosed proxy. If you have any questions, please contact Computershare Fund Services, the Fund's proxy solicitor, for additional information by calling toll-free 1-800-708-7960.

                                        By Order of the Board of Directors,

                                        LOGO
                                        Marguerite E. H. Morrison

                                        Chief Legal Officer and Secretary

                                        February 1, 2008


                                  ------------

                                IMPORTANT NOTICE:
 YOUR VOTE IS VERY IMPORTANT TO US NO MATTER HOW MANY SHARES ARE ATTRIBUTABLE TO
   YOUR POLICY. PLEASE VOTE BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE OR BY FOLLOWING THE ENCLOSED INSTRUCTIONS TO VOTE BY TELEPHONE OR OVER THE INTERNET. YOU CAN HELP AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATIONS BY PROMPTLY VOTING
                               THE ENCLOSED PROXY.

                                  ------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     THE FOLLOWING GENERAL RULES FOR SIGNING PROXY CARDS MAY BE OF ASSISTANCE TO YOU AND MAY HELP AVOID THE TIME AND EXPENSE INVOLVED IN VALIDATING YOUR VOTE IF YOU FAIL TO SIGN YOUR PROXY CARD PROPERLY.

          1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

          2. JOINT ACCOUNTS: Both parties must sign: the names of the parties signing should conform exactly to the names shown in the registration on the proxy card.

          3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

     FOR EXAMPLE:

REGISTRATION                                  VALID
------------                     -------------------------------
CORPORATE ACCOUNTS
(1) ABC Corp. .................  ABC Corp. John Doe, Treasurer
(2) ABC Corp. .................  John Doe
(3) ABC Corp. c/o John Doe.....  John Doe
(4) ABC Corp. Profit Sharing
  Plan.........................  John Doe
PARTNERSHIP ACCOUNTS
(1) The XYZ Partnership........  Jane B. Smith, Partner
(2) Smith and Jones, Limited
  Partnership..................  Jane B. Smith, General Partner
TRUST ACCOUNTS
(1) ABC Trust..................  Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d
  12/28/78.....................  Jane B. Doe, Trustee u/t/d/
                                 12/28/78
CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust f/b/o
  John B. Smith, Jr.
  UGMA/UTMA....................  John B. Smith, Custodian f/b/o/
                                 John B. Smith Jr., UGMA/UTMA
(2) Estate of John B. Smith....  John B. Smith, Jr., Executor
                                 Estate of John B. Smith

     PLEASE CHOOSE ONE OF THE FOLLOWING OPTIONS TO VOTE YOUR SHARES:

          1. VOTE BY TELEPHONE. You may cast your vote by telephone by calling the toll-free number located on your proxy card. Please make sure to have your proxy card available at the time of the call.

          2. VOTE THROUGH THE INTERNET. You may cast your vote by logging onto the Internet site located on your proxy card and following the instructions on the website. In order to log in you will need the control number found on your proxy card.

          3. VOTE BY MAIL. You may cast your vote by signing, dating and mailing the enclosed proxy card in the postage-paid return envelope provided.

          4. VOTE IN PERSON AT THE SPECIAL MEETING.

                          MAINSTAY VP SERIES FUND, INC.
                                51 MADISON AVENUE
                            NEW YORK, NEW YORK 10010

MAINSTAY VP BOND PORTFOLIO
MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO
MAINSTAY VP CASH MANAGEMENT PORTFOLIO
MAINSTAY VP COMMON STOCK PORTFOLIO
MAINSTAY VP CONVERTIBLE PORTFOLIO
MAINSTAY VP DEVELOPING GROWTH PORTFOLIO
MAINSTAY VP GOVERNMENT PORTFOLIO
MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO
MAINSTAY VP ICAP SELECT EQUITY PORTFOLIO
MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO
MAINSTAY VP LARGE CAP GROWTH PORTFOLIO
MAINSTAY VP S&P 500 INDEX PORTFOLIO
MAINSTAY VP TOTAL RETURN PORTFOLIO

                                  ------------

                                 PROXY STATEMENT

                                  ------------

                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 17, 2008

INTRODUCTION


     This Proxy Statement ("Proxy Statement") is being furnished in connection with the solicitation of proxies by the Board of Directors of the MainStay VP Series Fund, Inc. (the "Fund"), a Maryland corporation, on behalf of the 13 portfolios listed above, each a series of the Fund (each, a "Portfolio" and, collectively, the "Portfolios") for a Special Meeting of Shareholders of the Portfolios (the "Special Meeting"). The Special Meeting will be held on March 17, 2008 at 2:30 p.m., Eastern time, at the offices of New York Life Investment Management LLC ("NYLIM"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054.


     The Board plans to distribute this Proxy Statement, the attached Notice of Special Meeting and the enclosed proxy card on or about February 1, 2008 to all Policy Owners of record of the Portfolios.

     You are receiving this Proxy Statement because you are the owner of a variable annuity contract or variable life insurance policy ("Policy") issued by New York Life Insurance and Annuity Corporation, a Delaware corporation ("NYLIAC"), and some or all of your Policy value is invested in one or more of the Portfolios. Although NYLIAC is the majority record owner of the Portfolios' shares, as an owner of a Policy ("Policy Owner") issued by NYLIAC, you have the right to instruct NYLIAC how to vote the shares of the Portfolios that are attributable to your Policy. However, to make this Proxy Statement easier to read, Policy Owners are described as if they are voting directly on the proposals at the Special Meeting, as opposed to directing NYLIAC to vote on such proposals. Additionally, Policy Owners are sometimes referred to in this Proxy Statement as "shareholders" for ease of reading purposes. The Fund also has four asset allocation Portfolios (the "Asset Allocation Portfolios"), which may invest in and own shares of any of the Portfolios involved in this Proxy Statement. In that event, the Asset Allocation Portfolios' investment manager will vote the shares of the Portfolios.

     A listing of the abbreviated names of the Portfolios listed above is set forth in APPENDIX A. As described below, the purpose of the Special Meeting is to vote on the following proposals (the "Proposals") involving the Portfolios:

          1. To approve a revised and restated Management Agreement between NYLIM and the Fund that, for the 13 Portfolios listed above, will consolidate the advisory services and administrative services into one Agreement, will introduce breakpoints and, for certain Portfolios, will impose an increase in overall fees, as described in detail below; and

          2. To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

     Only shareholders of record who owned shares of one or more Portfolios at the close of business on January 4, 2008 (the "Record Date") are entitled to vote at the Special Meeting and at any adjournments or postponements thereof. Shareholders of each Portfolio will be voting separately on the Proposals. Each Policy Owner is entitled to give voting instructions with respect to the shares of the Portfolios that are attributable to his or her Policy as of the Record Date. If shareholders do not approve the New Management Agreement, the Portfolios' existing contractual arrangements with NYLIM will remain in effect and NYLIM and the Board would evaluate re-soliciting shareholders or other available options relating to the Portfolios.

     It is important for you to vote on each Proposal described in this Proxy Statement. We recommend that you read this Proxy Statement in its entirety as the explanations will help you to decide how to vote on the Proposals.

                                  ------------

                                   PROPOSAL 1

                     APPROVAL OF A NEW MANAGEMENT AGREEMENT
                           BETWEEN NYLIM AND THE FUND

                                  ------------

WHAT ARE SHAREHOLDERS OF THE PORTFOLIOS BEING ASKED TO APPROVE?

     Investment advisory services and administrative services currently are provided to the Portfolios by NYLIM under two separate agreements, the Master Investment Advisory Agreement ("Current Investment Advisory Agreement") and the Administrative Services Agreement ("Current Administrative Services Agreement"), for which NYLIM receives two separate fees. Shareholders of each of the Portfolios listed above are being asked to approve a revised and restated management agreement (the "New Management Agreement") between NYLIM and the Fund, on behalf of the Portfolios, that would consolidate the investment advisory services and administrative services into one Management Agreement with a new fee schedule and breakpoints as described herein. For certain Portfolios, the New Management Agreement would include aggregate fees that are higher than the fees currently charged to the Portfolios under the Current Investment Advisory Agreement and Current Administrative Services Agreement.

     Section 15 of the 1940 Act requires that the New Management Agreement be approved by (1) the Fund's Board of Directors (including a majority of those Directors who are not considered to be "interested persons" of the Fund or a party to the agreement, as defined by the 1940 Act ("Independent Directors")), and (2) the Portfolios' shareholders. At a meeting held on December 7, 2007, the Board, including the Independent Directors, approved the New Management Agreement with respect to each Portfolio and determined that it should be submitted to the affected Portfolios' shareholders for their approval.

     If shareholders do not approve the New Management Agreement, the Portfolios' existing contractual arrangements with NYLIM will remain in effect and NYLIM and the Board would evaluate re-soliciting shareholders or other available options relating to the Portfolios.

WHAT ARE THE SERVICES PROVIDED UNDER THE CURRENT INVESTMENT ADVISORY AGREEMENT AND CURRENT ADMINISTRATIVE SERVICES AGREEMENT WITH NYLIM, AND WOULD THEY DIFFER UNDER THE NEW MANAGEMENT AGREEMENT?

     Under the Current Investment Advisory Agreement, NYLIM directly manages (or in the case of subadvised Portfolios, oversees the subadvisor's management of) the investments and the investment strategy of each Portfolio and provides related portfolio management services. Specifically, NYLIM is authorized, subject to the oversight of the Board, to determine the selection, amount, and time to buy or sell securities for each Portfolio. NYLIM also maintains the Portfolios' books and records, prepares, on request, reports for the Board, makes its officers available to the Board for consultations and discussions regarding the management of the Portfolios, and provides other related services to the Portfolios. The New Management Agreement will not make any material changes to any of these services.

     Under the Current Administrative Services Agreement, NYLIM is responsible for providing services necessary for the operation of the Portfolios, including providing office space, equipment and facilities for maintaining its operations, and supervising relationships with the Portfolios' other service providers. Many of these services are currently paid for by the Portfolios as "other expenses" under the Current Administrative Services Agreement. The New Management Agreement, which will encompass administrative services now provided under the Current Administrative Services Agreement, will not make any material changes to any of these services.

     The Current Investment Advisory Agreement and Current Administrative Services Agreement, each dated December 15, 1996, were last approved by the Board at a meeting held on December 7, 2007, and were last approved by shareholders as detailed in APPENDIX B.

     Other than the advisory and administrative services that NYLIM provides to the Portfolios, the Portfolios are responsible for all other expenses incurred in their operations, including any taxes, brokerage commissions on portfolio transactions, expenses of issuance and redemption of shares, costs of preparing and distributing proxy materials in the ordinary course of business, auditing and legal expenses, certain expenses of registering and qualifying shares for sale, fees of Directors who are not interested persons of, or otherwise affiliated with, NYLIM, costs of printing and mailing the prospectus, statements of additional information, and financial reports to existing shareholders, and any other charges or fees not specifically enumerated in the Current Investment Advisory Agreement and Current Administrative Services Agreement.

     A form of the New Management Agreement is attached as APPENDIX C to this Proxy Statement. The description in this section of the terms of the New Management Agreement is qualified in its entirety by reference to that Appendix.

     HOW IS NYLIM CURRENTLY COMPENSATED FOR ITS SERVICES TO THE PORTFOLIOS AND TO WHAT EXTENT WOULD IT CHANGE UNDER THE NEW MANAGEMENT AGREEMENT?

     The chart below shows how NYLIM was compensated for its services to the Portfolios for the fiscal year ended December 31, 2006 and how it is proposed to be compensated under the New Management Agreement:

                                                           CURRENT NET    PROPOSED
                                                            AGGREGATE     AGGREGATE
                            CURRENT NET                    INVESTMENT     FEE UNDER
                             INVESTMENT      CURRENT      ADVISORY AND       NEW
                              ADVISORY   ADMINISTRATIVE  ADMINISTRATIVE  MANAGEMENT  PROPOSED
     PORTFOLIO NAME             FEE            FEE             FEE        AGREEMENT  INCREASE
     ---------------------  -----------  --------------  --------------  ----------  --------
 1.  Cash Management......      0.25%         0.20%           0.45%         0.45%      0.00%
 2.  Developing Growth....      0.60%         0.20%           0.80%         0.80%      0.00%
 3.  Government...........      0.30%         0.20%           0.50%         0.50%      0.00%
 4.  ICAP Select Equity...      0.55%         0.20%           0.75%         0.75%      0.00%
 5.  S&P 500 Index........      0.04%         0.20%           0.24%         0.24%      0.00%
 6.  Bond.................      0.25%         0.20%           0.45%         0.50%      0.05%
     Capital
 7.  Appreciation.........      0.36%         0.20%           0.56%         0.61%      0.05%
 8.  Common Stock.........      0.25%         0.20%           0.45%         0.55%      0.10%
 9.  Convertible..........      0.36%         0.20%           0.56%         0.60%      0.04%
     High Yield Corporate
10.  Bond.................      0.30%         0.20%           0.50%         0.57%      0.07%
     International
11.  Equity...............      0.60%         0.20%           0.80%         0.89%      0.09%
12.  Large Cap Growth.....      0.50%         0.20%           0.70%         0.75%      0.05%
13.  Total Return.........      0.32%         0.20%           0.52%         0.57%      0.05%



     The New Management Agreement would entitle NYLIM to be paid an aggregate fee, which for Portfolios 1 - 5 shown above, would be in the same amount as NYLIM is presently compensated under both the Current Investment Advisory Agreement and the Current Administrative Services Agreement, which is based on the average daily net assets of the respective Portfolios. The New Management Agreement would entitle NYLIM to be paid an aggregate fee, which for Portfolios 6-13 shown above, would result in a higher aggregate amount than NYLIM is presently compensated under both the Current Investment Advisory Agreement and the Current Administrative Services Agreement, which is based on the average daily net assets of the respective Portfolios. Detailed information on these Portfolios is set forth below. In addition, as discussed below, for certain of these Portfolios, and upon shareholder approval of the New Management Agreement, NYLIM will institute new management fee breakpoints, which would operate to reduce the fee payable to NYLIM as a Portfolio's net assets grow.


     The tables below describe the current fees and expenses that you may pay if you buy and hold shares of each Portfolio, as well as the pro forma proposed fees under the New Management Agreement at asset levels as of December 31, 2006. Pro forma numbers are estimated in good faith and are hypothetical. The tables and the examples do not include any fees or sales charges imposed under the Policies for which the Portfolios are an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

     The examples below are intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in shares of the Portfolios for the time periods indicated and reflect what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Examples also assume that your investment has a 5% return each year, that the Portfolios' operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


     1. CASH MANAGEMENT PORTFOLIO -- The Cash Management Portfolio's 0.25% advisory and 0.20% administrative fees that total 0.45% will be the same under the New Management Agreement. In addition, a new breakpoint will be introduced at the $1 billion asset level, which, based on December 31, 2007 asset levels of $609.0 million, would mean that the new breakpoint would not currently impact the effective management fee of 0.44%.


               ANNUAL PORTFOLIO OPERATING EXPENSES AS OF 12/31/06
               (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

                                                            INITIAL CLASS
                                            INITIAL CLASS     PRO FORMA
                                            -------------   -------------
Advisory Fee..............................       0.25%(1)        0.45%
Distribution and Service (12b-1) Fees.....       None            None
Other Expenses............................       0.27%(2)        0.07%
Total Annual Portfolio Operating
  Expenses................................       0.52%           0.52%


--------

(1) The advisory fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.25% up to $500 million and 0.20% on assets in excess of $500 million.

(2)     "Other Expenses" include an Administration Fee of 0.20%.

EXAMPLE

                                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                      ------   -------   -------   --------
Initial Class.......................    $53      $167      $291      $653
Initial Class -- Pro Forma..........    $53      $167      $291      $653

     2. DEVELOPING GROWTH PORTFOLIO -- The Developing Growth Portfolio's 0.60% advisory and 0.20% administrative fees that total 0.80% will be the same under the New Management Agreement. No new breakpoints currently are contemplated for this Portfolio.

               ANNUAL PORTFOLIO OPERATING EXPENSES AS OF 12/31/06
               (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

                                             INITIAL CLASS                   SERVICE CLASS
                             INITIAL CLASS     PRO FORMA     SERVICE CLASS     PRO FORMA
                             -------------   -------------   -------------   -------------
Advisory Fee...............       0.60%(1)        0.80%           0.60%(1)        0.80%
Distribution and Service
  (12b-1) Fees.............       None            None            0.25%(2)        0.25%(2)
Other Expenses(3)..........       0.36%(4)        0.16%           0.36%(4)        0.16%
Total Annual Portfolio
  Operating Expenses.......       0.96%(5)        0.96%           1.21%(5)        1.21%


--------

(1) The Advisory Fee for the Portfolio is an annual percentage of the Fund's average daily net assets as follows: 0.60% on assets up to $200 million, 0.55% on assets from $200 million to $500 million, 0.525% on assets from $500 million to $1 billion and 0.50% on assets in excess of $1 billion.

(2) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.


(3) "Other Expenses" include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.



(4)     "Other Expenses" also include an Administration Fee of 0.20%.


(5)     Expenses have been restated to reflect current fees.

EXAMPLE

                                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                      ------   -------   -------   --------
Initial Class.......................   $ 98      $306      $531     $1,178
Initial Class -- Pro Forma..........   $ 98      $306      $531     $1,178
Service Class.......................   $123      $384      $665     $1,466
Service Class -- Pro Forma..........   $123      $384      $665     $1,466

     3. GOVERNMENT PORTFOLIO -- The Government Portfolio's 0.30% advisory and 0.20% administrative fees that total 0.50% will be the same under the New Management Agreement. In addition, new breakpoints will be introduced at the $500 million and $1 billion asset levels, which, based on December 31, 2007 asset levels of $259.4 million, would mean that the breakpoints would not currently impact the effective management fee of 0.50%.

               ANNUAL PORTFOLIO OPERATING EXPENSES AS OF 12/31/06
               (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

                                             INITIAL CLASS                   SERVICE CLASS
                             INITIAL CLASS     PRO FORMA     SERVICE CLASS     PRO FORMA
                             -------------   -------------   -------------   -------------
Advisory Fee...............       0.30%           0.50%           0.30%           0.50%
Distribution and Service
  (12b-1) Fees.............       None            None            0.25%(1)        0.25%(1)
Other Expenses(2)..........       0.27%(3)        0.07%           0.27%(3)        0.07%
Total Annual Portfolio
  Operating Expenses.......       0.57%           0.57%           0.82%           0.82%


--------

(1) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.


(2) "Other Expenses" include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.



(3)     "Other Expenses" also include an Administration Fee of 0.20%.


EXAMPLE

                                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                      ------   -------   -------   --------
Initial Class.......................    $58      $183      $318     $  714
Initial Class -- Pro Forma..........    $58      $183      $318     $  714
Service Class.......................    $84      $262      $455     $1,014
Service Class -- Pro Forma..........    $84      $262      $455     $1,014

     4. ICAP SELECT EQUITY PORTFOLIO -- The ICAP Select Equity Portfolio's 0.60% advisory and 0.20% administrative fees that total 0.80% will be the same under the New Management Agreement. In addition, a new breakpoint will be introduced at the $1 billion asset level, which, based on December 31, 2007 asset levels of $407.8 million, would mean that the new breakpoint currently would not impact the effective management fee of .078%.


               ANNUAL PORTFOLIO OPERATING EXPENSES AS OF 12/31/06
               (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

                                             INITIAL CLASS                   SERVICE CLASS
                             INITIAL CLASS     PRO FORMA     SERVICE CLASS     PRO FORMA
                             -------------   -------------   -------------   -------------
Advisory Fee...............       0.60%(1)        0.80%           0.60%(1)        0.80%
Distribution and Service
  (12b-1) Fees.............       None            None            0.25%(2)        0.25%(2)
Other Expenses(3)..........       0.33%(4)        0.13%           0.33%(4)        0.13%
Total Annual Portfolio
  Operating Expenses.......       0.93%(5)        0.93%           1.18%(5)        1.18%
Less
  Waivers/Reimbursements...      (0.05)%         (0.05)%         (0.05)%         (0.05)%
Net Annual Portfolio
  Operating Expenses.......       0.88%           0.88%           1.13%           1.13%



--------

(1) The Advisory Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets. Effective January 1, 2007, NYLIM has contractually agreed to waive its advisory fee to 0.55% on assets up to $250 million and 0.50% on assets in excess of $250 million. Without this contractual waiver, the actual advisory fee would be 0.60% on assets up to $250 million and 0.55% on assets in excess of $250 million. This waiver will terminate on May 1, 2009.

(2) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.


(3) "Other Expenses" include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.



(4)     "Other Expenses" also include an Administration Fee of 0.20%.


(5)     Expenses have been restated to reflect current fees.

EXAMPLE

                                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                      ------   -------   -------   --------
Initial Class.......................   $ 90      $291      $510     $1,138
Initial Class -- Pro Forma..........   $ 90      $291      $510     $1,138
Service Class.......................   $115      $370      $644     $1,427
Service Class -- Pro Forma..........   $115      $370      $644     $1,427

     5. S&P 500 INDEX PORTFOLIO -- The S&P 500 Index Portfolio's 0.09% advisory and 0.20% administrative fees that total 0.29% will be the same under the New Management Agreement. In addition, new breakpoints will be introduced at the $2 billion and $3 billion asset levels, which, based on December 31, 2007 asset levels of $1.435 billion, would mean that the breakpoints currently would not impact the effective management fee of 0.29%.

               ANNUAL PORTFOLIO OPERATING EXPENSES AS OF 12/31/06
               (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

                                             INITIAL CLASS                   SERVICE CLASS
                             INITIAL CLASS     PRO FORMA     SERVICE CLASS     PRO FORMA
                             -------------   -------------   -------------   -------------
Advisory Fee...............       0.09%(1)        0.29%           0.09%(1)        0.29%
Distribution and Service
  (12b-1) Fees.............       None            None            0.25%(2)        0.25%(2)
Other Expenses(3)..........       0.26%(4)        0.06%           0.26%(4)        0.06%
Total Annual Portfolio
  Operating Expenses.......       0.35%(5)        0.35%           0.60%(5)        0.60%
Less
  Waivers/Reimbursements...      (0.05)%         (0.05)%         (0.05)%         (0.05)%
Net Annual Portfolio
  Operating Expenses.......       0.30%           0.30%           0.55%           0.55%



--------

(1) The Advisory Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets. Effective January 1, 2007, NYLIM has contractually agreed to waive 0.05% of its advisory fee on assets up to $1 billion and 0.025% on assets in excess of $1 billion. Without this waiver, the actual advisory fee would be 0.10% up to $1 billion and 0.075% on assets in excess of $1 billion.

(2) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.


(3) "Other Expenses" include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.



(4)     "Other Expenses" also include an Administration Fee of 0.20%.


(5)     Expenses have been restated to reflect current fees.

EXAMPLE

                                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                      ------   -------   -------   --------
Initial Class.......................    $31      $107      $191      $438
Initial Class -- Pro Forma..........    $31      $107      $191      $438
Service Class.......................    $56      $187      $330      $745
Service Class -- Pro Forma..........    $56      $187      $330      $745

     For each of Portfolios 6 - 13, the New Management Agreement would result in an overall increase in the aggregate fees paid by each Portfolio for investment advisory and administrative services as described below. In connection with the proposed fee increases, for each Portfolio that approves the New Management Agreement, NYLIM will institute new management fee breakpoints. Moreover, based on December 31, 2007 asset levels, for certain of the Portfolios, the immediate impact of the proposed fee increase will be alleviated as a result of the new breakpoints, while other Portfolios may realize a similar benefit over the long term. Detailed information on the impact of the fee increase and related implementation of new breakpoints on each of the eight Portfolios is set forth below:


     6. BOND PORTFOLIO -- The Bond Portfolio's 0.25% advisory and 0.20% administrative fees that total 0.45% will be replaced by a combined management fee of 0.50%, which represents an increase of 0.05% at the highest contractual level. In addition, two new breakpoints will be introduced at the $500 million and $1 billion levels, which, based on December 31, 2007 asset levels of $647.7 million, would mean an immediate impact of the new breakpoint and an effective management fee of 0.494%.


               ANNUAL PORTFOLIO OPERATING EXPENSES AS OF 12/31/06
               (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

                                             INITIAL CLASS                   SERVICE CLASS
                             INITIAL CLASS     PRO FORMA     SERVICE CLASS     PRO FORMA
                             -------------   -------------   -------------   -------------
Advisory Fee...............       0.25%           0.50%           0.25%           0.50%
Distribution and Service
  (12b-1) Fees.............       None            None            0.25%(1)        0.25%(1)
Other Expenses(2)..........       0.27%(3)        0.07%           0.27%(3)        0.07%
Total Annual Portfolio
  Operating Expenses.......       0.52%           0.57%           0.77%           0.82%


--------

(1) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.


(2) "Other Expenses" include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.



(3)     "Other Expenses" also include an Administration Fee of 0.20%.

EXAMPLE

                                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                      ------   -------   -------   --------
Initial Class.......................    $53      $167      $291     $  653
Initial Class -- Pro Forma..........    $58      $183      $318     $  714
Service Class.......................    $79      $246      $428     $  954
Service Class -- Pro Forma..........    $84      $262      $455     $1,014



     7. CAPITAL APPRECIATION PORTFOLIO -- The Capital Appreciation Portfolio's advisory fee of 0.36% and administration fee of 0.20% that total 0.56% will be replaced with a combined management fee of 0.61%, which represents an increase of 0.05% at the highest contractual level. In addition, a new breakpoint will be added at $1 billion, which, based on December 31, 2007 asset levels of $746.3 million, would mean that the new breakpoint would not currently impact the effective management fee of 0.61%. The Board has also approved a revised arrangement regarding the Portfolio's subadvisory fee, which would compensate the subadvisor 50% of the fees paid by the Portfolio to NYLIM under the New Management Agreement. The revised subadvisory fee arrangement does not impact the management fee paid directly by the Portfolio.


               ANNUAL PORTFOLIO OPERATING EXPENSES AS OF 12/31/06
               (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

                                             INITIAL CLASS                   SERVICE CLASS
                             INITIAL CLASS     PRO FORMA     SERVICE CLASS     PRO FORMA
                             -------------   -------------   -------------   -------------
Advisory Fee...............       0.36%           0.61%           0.36%           0.61%
Distribution and Service
  (12b-1) Fees.............       None            None            0.25%(1)        0.25%(1)
Other Expenses(2)..........       0.26%(3)        0.06%           0.26%(3)        0.06%
Total Annual Portfolio
  Operating Expenses.......       0.62%           0.67%           0.87%           0.92%



--------

(1) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.


(2) "Other Expenses" include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.



(3)     "Other Expenses" also include an Administration Fee of 0.20%.

EXAMPLE

                                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                      ------   -------   -------   --------
Initial Class.......................    $63      $199      $346     $  774
Initial Class -- Pro Forma..........    $68      $214      $373     $  835
Service Class.......................    $89      $278      $482     $1,073
Service Class -- Pro Forma..........    $94      $293      $509     $1,131




     8. COMMON STOCK PORTFOLIO -- The Common Stock Portfolio's 0.25% advisory and 0.20% administrative fees that total 0.45% will be replaced by a 0.55% management fee, representing an increase of 0.10% at the highest contractual level. In addition, breakpoints will be introduced at the $500 million and $1 billion levels, which, using December 31, 2007 asset levels of $1.015 billion, would mean an immediate impact of the new breakpoint and an effective management fee of 0.537%.


               ANNUAL PORTFOLIO OPERATING EXPENSES AS OF 12/31/06
               (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

                                             INITIAL CLASS                   SERVICE CLASS
                             INITIAL CLASS     PRO FORMA     SERVICE CLASS     PRO FORMA
                             -------------   -------------   -------------   -------------
Advisory Fee...............       0.25%           0.55%           0.25%           0.55%
Distribution and Service
  (12b-1) Fees.............       None            None            0.25%(1)        0.25%(1)
Other Expenses(2)..........       0.27%(3)        0.07%           0.27%(3)        0.07%
Total Annual Portfolio
  Operating Expenses.......       0.52%           0.62%           0.77%           0.87%


--------

(1) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.


(2) "Other Expenses" include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.



(3)     "Other Expenses" also include an Administration Fee of 0.20%.


EXAMPLE

                                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                      ------   -------   -------   --------
Initial Class.......................    $53      $167      $291     $  653
Initial Class -- Pro Forma..........    $63      $199      $368     $  822
Service Class.......................    $79      $246      $428     $  954
Service Class -- Pro Forma..........    $89      $278      $482     $1,073

     9. CONVERTIBLE PORTFOLIO -- The Convertible Portfolio's 0.36% advisory and 0.20% administrative fees that total 0.56% will be replaced by a 0.60% management fee, representing an increase of 0.04% at the highest contractual level. In addition, a breakpoint will be introduced at the $1 billion level, which, based on December 31, 2007 asset levels of $400.1 million, would mean that the breakpoint would not currently impact the effective management fee of 0.60%. The Board has also approved a revised arrangement regarding the Portfolio's subadvisory fee which would compensate the subadvisor 50% of the fees paid by the Portfolio to NYLIM under the New Management Agreement. The revised subadvisory fee arrangement does not impact the management fee paid directly by the Portfolio.

               ANNUAL PORTFOLIO OPERATING EXPENSES AS OF 12/31/06
               (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

                                             INITIAL CLASS                   SERVICE CLASS
                             INITIAL CLASS     PRO FORMA     SERVICE CLASS     PRO FORMA
                             -------------   -------------   -------------   -------------
Advisory Fee...............       0.36%           0.60%           0.36%           0.60%
Distribution and Service
  (12b-1) Fees.............       None            None            0.25%(1)        0.25%(1)
Other Expenses(2)..........       0.28%(3)        0.08%           0.28%(3)        0.08%
Total Annual Portfolio
  Operating Expenses.......       0.64%           0.68%           0.89%           0.93%


--------

(1) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.


(2) "Other Expenses" include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.



(3)  "Other Expenses" also include an Administration Fee of 0.20%.


EXAMPLE

                                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                      ------   -------   -------   --------
Initial Class.......................    $65      $205      $357     $  798
Initial Class -- Pro Forma..........    $69      $218      $379     $  847
Service Class.......................    $91      $284      $493     $1,096
Service Class -- Pro Forma..........    $95      $296      $515     $1,143

     10. HIGH YIELD CORPORATE BOND PORTFOLIO -- The High Yield Corporate Bond Portfolio's 0.30% advisory and 0.20% administrative fees that total 0.50% will be replaced by a combined management fee of 0.57%, which represents an increase of 0.07% at the highest contractual level. In addition, two new breakpoints will be introduced at the $1 billion and $5 billion asset levels, which, based on December 31, 2007 asset levels of $1.47 billion, would mean an immediate impact of the breakpoint and an effective management fee of 0.563%. The Board has also approved a revised arrangement regarding the Portfolio's subadvisory fee which would compensate the subadvisor 50% of the fees paid by the Portfolio to NYLIM under the New Management Agreement. The revised subadvisory fee arrangement does not impact the management fee paid directly by the Portfolio.

               ANNUAL PORTFOLIO OPERATING EXPENSES AS OF 12/31/06
               (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

                                             INITIAL CLASS                   SERVICE CLASS
                             INITIAL CLASS     PRO FORMA     SERVICE CLASS     PRO FORMA
                             -------------   -------------   -------------   -------------
Advisory Fee...............       0.30%           0.57%           0.30%           0.57%
Distribution and Service
  (12b-1) Fees.............       None            None            0.25%(1)        0.25%(1)
Other Expenses(2)..........       0.26%(3)        0.06%           0.26%(3)        0.06%
Total Annual Portfolio
  Operating Expenses.......       0.56%           0.63%           0.81%           0.88%


--------

(1) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.


(2) "Other Expenses" include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.



(3)  "Other Expenses" also include an Administration Fee of 0.20%.


EXAMPLE

                                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                      ------   -------   -------   --------
Initial Class.......................    $57      $179      $313     $  701
Initial Class -- Pro Forma..........    $64      $202      $351     $  786
Service Class.......................    $83      $259      $450     $1,002
Service Class -- Pro Forma..........    $90      $281      $488     $1,084

     11. INTERNATIONAL EQUITY PORTFOLIO -- The International Equity Portfolio's 0.60% advisory and 0.20% administrative fees that total 0.80% will be replaced by a combined management fee of 0.89%, representing an increase of 0.09% at the highest contractual level. In addition, a new breakpoint will be introduced at the $500 million level, which, based on December 31, 2007 asset levels of $661.3 million, would mean an immediate impact of the breakpoint and an effective management fee of 0.88%. The Board has also approved a revised arrangement regarding the Portfolio's subadvisory fee which would compensate the subadvisor 50% of the fees paid by the Portfolio to NYLIM under the New Management Agreement. The revised subadvisory fee arrangement does not impact the management fee paid directly by the Portfolio.



     Although the Portfolio has favorable long-term performance relative to peer funds, its performance over the past several years has been volatile, and generally has underperformed peer funds. In response to discussions with the Board regarding the Portfolio's more recent investment performance, NYLIM has presented to the Board a plan pursuant to which it has committed to add additional resources dedicated to the portfolio management of this Portfolio in an effort to improve its overall investment performance.


               ANNUAL PORTFOLIO OPERATING EXPENSES AS OF 12/31/06

               (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

                                             INITIAL CLASS                   SERVICE CLASS
                             INITIAL CLASS     PRO FORMA     SERVICE CLASS     PRO FORMA
                             -------------   -------------   -------------   -------------
Advisory Fee...............       0.60%           0.89%           0.60%           0.89%
Distribution and Service
  (12b-1) Fees.............       None            None            0.25%(1)        0.25%(1)
Other Expenses(2)..........       0.32%(3)        0.12%           0.32%(3)        0.12%
Total Annual Portfolio
  Operating Expenses.......       0.92%           1.01%           1.17%           1.26%


--------

(1) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.


(2) "Other Expenses" include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.



(3)  "Other Expenses" also include an Administration Fee of 0.20%.


EXAMPLE

                                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                      ------   -------   -------   --------
Initial Class.......................   $ 94      $293      $509     $1,131
Initial Class -- Pro Forma..........   $103      $322      $558     $1,236
Service Class.......................   $119      $372      $644     $1,420
Service Class -- Pro Forma..........   $128      $400      $692     $1,523

     12. LARGE CAP GROWTH PORTFOLIO -- The Large Cap Growth Portfolio's 0.50% advisory and 0.20% administrative fees that total 0.70% will be replaced by a combined management fee of 0.75%, which represents an increase of 0.05% at the highest contractual level. In addition, NYLIM will eliminate existing breakpoints at $200 million and replace them with new breakpoints added at $500 million and $1 billion, which, based on December 31, 2007 asset levels of $340.4 million, would mean that the new breakpoint would not currently impact the effective management fee of 0.75%.



               ANNUAL PORTFOLIO OPERATING EXPENSES AS OF 12/31/06

               (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

                                             INITIAL CLASS                   SERVICE CLASS
                             INITIAL CLASS     PRO FORMA     SERVICE CLASS     PRO FORMA
                             -------------   -------------   -------------   -------------
Advisory Fee...............       0.50%(1)        0.75%           0.50%(1)        0.75%
Distribution and Service
  (12b-1) Fees.............       None            None            0.25%(2)        0.25%(2)
Other Expenses(3)..........       0.30%(4)        0.10%           0.30%(4)        0.10%
Total Annual Portfolio
  Operating Expenses.......       0.80%(5)        0.85%           1.05%(5)        1.10%


--------

(1) The Advisory Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.50% on assets up to $200 million and 0.40% on assets in excess of $200 million.

(2) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.


(3) "Other Expenses" include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.



(4)  "Other Expenses" also include an Administration Fee of 0.20%.


(5)  Expenses have been restated to reflect current fees.

EXAMPLE

                                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                      ------   -------   -------   --------
Initial Class.......................   $ 82      $255      $444     $  990
Initial Class -- Pro Forma..........   $ 87      $271      $471     $1,049
Service Class.......................   $107      $334      $579     $1,283
Service Class -- Pro Forma..........   $112      $350      $606     $1,340

     13. TOTAL RETURN PORTFOLIO -- The Total Return Portfolio's 0.32% advisory and 0.20% administrative fees that total 0.52% will be replaced by a combined management fee of 0.57%, which represents an increase of 0.05% at the highest contractual level. In addition, a new breakpoint will be introduced at the $1 billion level, which, based on December 31, 2007 asset levels of $432.7 million, would mean that the breakpoint would not currently impact the effective management fee of 0.57%. The Board has also approved a revised arrangement regarding the Portfolio's subadvisory fee which would compensate the subadvisor 50% of the fees paid by the Portfolio to NYLIM under the New Management Agreement. The revised subadvisory fee arrangement does not impact the management fee paid directly by the Portfolio.


               ANNUAL PORTFOLIO OPERATING EXPENSES AS OF 12/31/06

               (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

                                             INITIAL CLASS                   SERVICE CLASS
                             INITIAL CLASS     PRO FORMA     SERVICE CLASS     PRO FORMA
                             -------------   -------------   -------------   -------------
Advisory Fee...............       0.32%           0.57%           0.32%           0.57%
Distribution and Service
  (12b-1) Fees.............       None            None            0.25%(1)        0.25%(1)
Other Expenses(2)..........       0.27%(3)        0.07%           0.27%(3)        0.07%
Total Annual Portfolio
  Operating Expenses.......       0.59%           0.64%           0.84%           0.89%


--------

(1) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.



(2) "Other Expenses" include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.05% of the average net assets of the Portfolio.



(3)  "Other Expenses" also include an Administration Fee of 0.20%.


EXAMPLE

                                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                      ------   -------   -------   --------
Initial Class.......................    $60      $189      $329     $  738
Initial Class -- Pro Forma..........    $65      $205      $357     $  798
Service Class.......................    $86      $268      $466     $1,037
Service Class -- Pro Forma..........    $91      $284      $493     $1,096



     In the event a Portfolio does not obtain shareholder approval of the fee increase proposal NYLIM may consider the continued viability of the Portfolio.

     Set forth below is a table that shows the aggregate fee paid to NYLIM for the fiscal year ended December 31, 2006, the aggregate fee that would have been paid under the New Management Agreement if it were in effect at that time, and the difference stated as a percentage of the fees actually paid.

                                                                     AGGREGATE FEE
                                                      AGGREGATE       NYLIM WOULD
                    INVESTMENT    ADMINISTRATIVE    ADVISORY AND    HAVE BEEN PAID
                   ADVISORY FEE    SERVICES FEE    ADMINISTRATIVE      UNDER NEW
                      PAID TO         PAID TO       FEES PAID TO      MANAGEMENT
PORTFOLIO NAME         NYLIM           NYLIM            NYLIM          AGREEMENT     DIFFERENCE
--------------     ------------   --------------   --------------   --------------   ----------
Bond.............   $1,197,537      $  958,030       $2,155,567       $2,395,074        11.11%
Capital
  Appreciation...   $3,025,911      $1,681,061       $4,706,972       $5,127,237         8.93%
Common Stock.....   $2,373,432      $1,898,745       $4,272,177       $5,109,207        19.59%
Convertible......   $1,314,854      $  730,475       $2,045,329       $2,191,424         7.14%
High Yield
  Corporate
  Bond...........   $4,220,067      $2,813,378       $7,033,445       $7,936,788        12.84%
International
  Equity.........   $2,586,193      $  862,065       $3,448,258       $3,836,187        11.25%
Large Cap
  Growth.........   $  854,356      $  341,764       $1,196,120       $1,281,518         7.14%
Total Return.....   $1,535,135      $  959,459       $2,494,594       $2,734,458         9.62%


WHY ARE SHAREHOLDERS OF THE PORTFOLIOS BEING ASKED TO APPROVE THE NEW MANAGEMENT AGREEMENT?

     With respect to the portion of the proposal to combine the Current Investment Advisory Agreement and Current Administrative Services Agreement, except for certain Portfolios of the Fund identified above, including the Portfolios included in this Proposal, all of the funds within the MainStay Group of Funds(1) operate under a single management agreement that encompasses the advisory and administration services provided to the Funds by NYLIM. NYLIM believes that combining the Current Investment Advisory Agreement and the Current Administrative Services Agreement into one consolidated agreement would be beneficial for the Portfolios as it would allow the services provided by NYLIM, as well as the cost of those services, to be more clear and consistent across the Portfolios. In addition, having a single, more consistent form of agreement across the MainStay Group of Funds would better enable the Board of Directors to achieve efficiencies in connection with its review of agreements under Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act"). Moreover, the restatement of the agreements will allow greater transparency by providing more consistent terms and a clearer delineation of advisory services and administration services provided to the Portfolios under each agreement.

     With respect to fees, shareholders of eight of the Portfolios (Portfolios 6 - 13 above) are being asked to approve an increase in the aggregate

----------
(1) The MainStay Group of Funds includes: the Fund, The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., and ICAP Funds, Inc.

management fee for several reasons. First, NYLIM notes that the Portfolios, which were established between 1984 and 1998, have had historically low combined investment advisory and administrative services fees compared to peer funds. NYLIM has never requested shareholder approval of a fee increase for any Portfolio since the Fund's inception in 1984. The relatively low fee levels are making it difficult for NYLIM to enhance the level and quality of management and services to remain competitive. Seven out of eight Portfolios for which NYLIM is proposing fee increases have management fees below the median of their industry peers, with the remaining Portfolio (Total Return) near the median. The proposed fee increases are designed to allow the Portfolios to remain fairly and competitively priced while continuing to serve shareholder needs. In a report prepared by Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"), an independent service provider engaged on behalf of the Board, regarding the level of fees paid to other advisers for managing similar funds, NYLIM has confirmed that the combined fees of the Current Investment Advisory Agreement and Current Administrative Services Agreement generally are lower than those of competitors, and that even with the proposed increase in management fees and increase in total expense ratios, each Portfolio would continue to be competitively priced.

     Second, the investment management and infrastructure demands of operating a mutual fund complex continue to increase markedly. These demands pressure margins and raise the asset levels necessary per fund and on a firm-wide level to achieve operational leverage and economies of scale. Cost pressures have been driven by intensified competition for talented portfolio managers and other key investment management and administrative personnel across critical areas such as compliance, investment communications, information technology and operations. This heightened competition has come from traditional asset managers, banks, insurance companies and, particularly in recent years, hedge funds, all of which has driven up the costs of attracting and retaining key personnel.

     Other reasons for the increase in costs and anticipated costs of operating mutual funds include higher compliance and regulatory costs, as well as the cost of technology to update and maintain necessary systems for effective investment management operations, which continues to grow. Increased costs for the implementation of compliance resulted from the adoption of many new SEC requirements in recent years, including those relating to Rule 38a-1 under the 1940 Act, the Sarbanes-Oxley Act and other regulatory areas.

     NYLIM believes the proposed fee increases would help defray some of the expenses described above and give NYLIM the flexibility and means needed to increase the capacity of its investment management staff, expand the depth and scope of analyst coverage, and attract and retain highly qualified investment management professionals in a competitive environment -- all of which would enhance NYLIM's ability to seek favorable investment returns for the benefit of Portfolio shareholders.

     The proposed restated management agreement with NYLIM is designed to provide a reasonable and sustainable fee and expense structure for the Portfolios while maintaining overall expenses at levels that are competitive with other variable product portfolio providers in the mutual fund industry. NYLIM believes the additional revenues resulting from the proposed fee increases would not materially impact its profitability. Furthermore, as noted above, the proposed fee increases range from 0.05% to 0.10%. These increases, in most cases, are accompanied by new breakpoints, which, based on December 31, 2007 asset levels of the Portfolios, may alleviate the impact of the proposed fee increases.

     NYLIM provides similar investment management services to other retail and variable product mutual funds and other types of products, although channels for distribution of interests in such funds differ among them. NYLIM considered the schedule of fees for comparable products, and believes that while contractual management fees need not necessarily be perfectly aligned across the complex, NYLIM is willing to work with the Board so that the proposed effective management fees paid by comparable products will be substantially similar.

     NYLIM considered each Portfolio's performance over the one-year, three-year, five-year (where applicable), and since inception periods as compared to its peer group and benchmark index. With certain exceptions, the Portfolios generally outperformed their respective category averages while demonstrating lower risk characteristics. As noted above, the proposed fee increase would give NYLIM the flexibility and means to enhance the capacity of its investment management teams, expand the depth and scope of analyst coverage, and attract and retain highly qualified investment management professionals.

WHAT DID THE BOARD CONSIDER WHEN APPROVING THE NEW MANAGEMENT AGREEMENT?

     Section 15(c) of the 1940 Act requires that each mutual fund's board of directors, including a majority of its Independent Directors, review and approve the fund's investment advisory agreement. The Board and its Contracts Committee conducted an extensive review process that took place at various meetings between September 2007 and December 2007. Following this review, the Board, including a majority of the Independent Directors, unanimously approved the New Management Agreement at its meeting on December 7, 2007.

     In reaching its decision to approve the New Management Agreement, the Board considered information customarily furnished to the Board at its regular and special Board meetings, as well as information requested by the Board and prepared by NYLIM specifically in connection with the annual contract review process. Information customarily provided to and reviewed by the Board at its regular and special meetings throughout the year includes, among other things, detailed investment performance reports on each Portfolio prepared by the Investment Consulting Group at NYLIM. The Board also receives and reviews at its regular and special meetings, among other things, periodic reports on legal and compliance matters, brokerage activity, and sales and redemption activity. Information requested by and provided to the Board specifically in connection with the annual contract review process included, among other things, reports on the Portfolios prepared by Strategic Insight, an outside third-party service provider engaged by the Board to report objectively on each Portfolio's investment performance, investment advisory and administration fees and ordinary operating expenses. The Board also requested and received information on the profitability of the Portfolios to NYLIM and its affiliates, discussed in greater detail below, and responses to a comprehensive list of questions prepared on behalf of the Board by independent legal counsel encompassing a variety of topics. The Board particularly considered information provided by NYLIM concerning its rationale for recommending increases to the overall management fees paid by certain Portfolios under the New Management Agreement, and requested and received additional supporting information from NYLIM about the proposed fee increases.

     In determining to approve the New Management Agreement, the members of the Board reviewed and evaluated all of the above-described information and factors they believed, in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment, to be relevant and appropriate. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Portfolios by NYLIM as manager of the Portfolios; (ii) the investment performance of each Portfolio; (iii) the cost of the services to be provided, and profits to be realized, by NYLIM and its affiliates from NYLIM's relationship with the Portfolios; (iv) the extent to which economies of scale may be realized as the Portfolios grow, and the extent to which economies of scale may benefit Portfolio investors; and (v) the reasonableness of each Portfolio's management fee levels and overall total ordinary operating expenses, particularly as compared to similar funds.

     The Board's decision to approve the New Management Agreement was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its regular and special meetings throughout the year and specifically in connection with the contract review process. Individual members of the Board may have weighed certain factors differently. In addition to considering the factors noted above, the Board observed that there are a range of investment options available to variable life insurance policyholders and variable annuity contract owners that invest in the Portfolios, and that these policyholders and contract owners, having had the opportunity to consider alternative investment products and services, have chosen to invest in the Portfolios. The Board also considered that the variable life insurance policyholders and variable annuity contract owners that invest in the Portfolios will have an opportunity to review and consider the approval of the New Management Agreement, as described elsewhere in this proxy statement. A more detailed discussion of the factors that figured prominently in the Board's decision to approve the New Management Agreement is provided below.

     NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY NYLIM

     In considering the approval of the New Management Agreement, the Board examined the nature, extent and quality of the services that NYLIM provides to the Portfolios. The Board evaluated NYLIM's experience in serving as manager of the Portfolios, noting that NYLIM manages other mutual funds and serves a variety of other investment advisory clients, including other pooled investment vehicles. The Board considered the experience of senior personnel at NYLIM providing management and administrative services to the Portfolios, as well as NYLIM's reputation and financial condition. The Board considered NYLIM's performance in fulfilling its responsibilities for overseeing the Portfolios' legal and compliance environment, and for implementing Board directives as they relate to the Portfolios. In addition, the Board noted that NYLIM also is responsible for paying substantially all of the salaries and expenses for the Fund's officers.

     The Board also took note of NYLIM's willingness to invest in personnel and resources designed to benefit the Portfolios by enhancing portfolio management operations. In connection with NYLIM's proposal to increase overall management fees paid by certain Portfolios under the New Management Agreement, the Board particularly considered NYLIM's overall investment in maintaining and improving Portfolio investment performance in recent years, and NYLIM's ability to continue to invest in these areas going forward. The Board requested and received specific assurances from NYLIM about additional personnel and resources that NYLIM or its affiliates intend to commit to enhance investment management capabilities provided to the Portfolios.

     Based on these considerations, the Board concluded, within the context of its overall determinations regarding the New Management Agreement, that the Portfolios are likely to continue to benefit from the nature, extent and quality of these services as a result of NYLIM's experience, personnel, operations and resources.

     INVESTMENT PERFORMANCE OF THE PORTFOLIOS

     In evaluating each Portfolio's investment performance, the Board considered investment performance results in light of the Portfolio's investment objective, strategies and risks, as disclosed in the Portfolio's prospectus. The Board particularly considered the detailed investment analytics reports provided to the Board, including the Board's Investment Committee, at its regular and special meetings throughout the year by NYLIM's Investment Consulting Group. These reports include, among other things, information on each Portfolio's gross and net returns, the Portfolio's investment performance relative to relevant investment categories and Portfolio benchmarks, the Portfolio's risk-adjusted investment performance, and the Portfolio's investment performance as compared to similar competitor funds. The Board also considered information provided by Strategic Insight, in connection with the Board's annual contract review, showing the investment performance of each Portfolio as compared to similar mutual funds managed by other investment advisers.

     In considering each Portfolio's investment performance, the Board gave weight to its ongoing discussions with senior management at NYLIM concerning Portfolio investment performance, as well as discussions between the Portfolios' portfolio managers and the Board that occur at meetings from time to time. The Board considered specific actions that NYLIM had taken, or had agreed with the Board to take, to devote additional resources to maintaining and, in some cases, intending to enhance Portfolio investment performance. It should be noted that, when considering a Portfolio's investment performance, the Board focuses principally on the Portfolio's long-term performance track record, as opposed to the Portfolio's short-term investment performance.

     With respect to the MainStay VP International Equity Portfolio, the Board noted that although the Portfolio has favorable long-term investment performance relative to peer funds, its investment performance over the past several years has been volatile, and generally has underperformed peer funds. In response to discussions with the Board, NYLIM has presented to the Board a plan pursuant to which NYLIM has committed to add additional resources dedicated to the portfolio management of this Portfolio.

     Based on these considerations, the Board concluded, within the context of its overall determinations regarding the New Management Agreement, that each Portfolio's investment performance over time has been satisfactory or, in the case of the MainStay VP International Equity Portfolio, that NYLIM is taking appropriate and reasonable actions to address the Board's concerns about the Portfolio's more recent investment performance.

     COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NYLIM AND ITS AFFILIATES

     The Board considered the costs and estimated costs of the services provided by NYLIM under the Current and New Management Agreement and the profitability of NYLIM and its affiliates due to their relationship with the Portfolios over various time periods.

     In evaluating the costs and profits of NYLIM and its affiliates arising from their relationship with the Portfolios, the Board considered, among other things, NYLIM's investments in personnel, systems, equipment and other resources necessary to manage the Portfolios. Particularly with respect to NYLIM's proposal to increase overall management fees paid by certain Portfolios under the New Management Agreement, the Board considered that NYLIM must be in a position to pay and retain experienced professional personnel (including investment personnel) to provide services to the Portfolios, and that NYLIM's ability to maintain a strong financial position is important in order for NYLIM to continue to provide high-quality ongoing services to the Portfolios. The Board noted, for example, representations from NYLIM about the high demand and competition for qualified investment personnel and the increased costs associated with compensating them. In accepting NYLIM's proposal to increase overall management fees paid by certain Portfolios under the New Management Agreement, the Board accepted NYLIM's commitment to continue to invest NYLIM's resources in attracting and retaining qualified investment personnel to serve the Portfolios. The Board also took note of the continued increased costs borne by NYLIM and its affiliates due to new regulatory and compliance requirements.

     The Board also reviewed information from NYLIM regarding the profitability realized by NYLIM and its affiliates due to their overall relationship with the Portfolios. The Board considered information from NYLIM illustrating the revenues and expenses allocated by NYLIM to the Portfolios, noting the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. The Board also considered the consistency of NYLIM's methodology for allocating revenues and expenses to the Portfolios as part of the Board's review of profitability information from year-to-year. In connection with NYLIM's proposal to increase overall management fees paid by certain Portfolios under the New Management Agreement, the Board acknowledged that any impact on NYLIM's profitability due to the increased management fees is not expected to be material. While recognizing the difficulty in evaluating NYLIM's profitability with respect to the Portfolios, and noting that other profitability methodologies also may be reasonable, the Board concluded that the profitability methodology presented by

NYLIM to the Board with respect to the Portfolios was reasonable in all material respects.

     In considering the costs and profitability of the Portfolios, the Board also recognized certain fall-out benefits that may be realized by NYLIM and its affiliates due to their relationship with the Portfolios. The Board recognized, for example, the benefits to NYLIM from legally permitted "soft-dollar" arrangements by which brokers provide research and other services to NYLIM in exchange for commissions paid by the Portfolios with respect to trades on a Portfolio's portfolio securities. The Board also considered that, in addition to fees earned by NYLIM for managing the Portfolios, NYLIM affiliates also earn revenues from serving the Portfolios in various other capacities, including as the Portfolios' distributor. The information provided to the Board indicated that the profitability to NYLIM and its affiliates arising directly from such other arrangements was not excessive.

     The Board noted that, although it assessed the overall profitability of the Portfolios to NYLIM and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to NYLIM and its affiliates under the New Management Agreement, the Board considered the profitability of NYLIM's relationship with the Portfolios on a pre-tax basis, and without regard to distribution expenses. After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the New Management Agreement, that the profits realized by NYLIM and its affiliates due to their relationship with the Portfolios are fair and reasonable.

     EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE PORTFOLIOS GROW

     The Board also considered whether each Portfolio's expense structure permitted economies of scale to be shared with Fund investors. While recognizing that any precise determination of future economies of scale is necessarily subjective, the Board considered the extent to which NYLIM may realize a larger profit margin as a Portfolio's assets grow over time. The Board reviewed information from NYLIM and Strategic Insight showing how each Portfolio's management fee compared with fees charged for similar services by peer funds if assets increase over time. The Board noted the extent to which each Portfolio may benefit from economies of scale through contractual breakpoints and fee waivers, and gave particular consideration to new breakpoints and fee waivers that the Board negotiated with NYLIM as part of the most recent annual contract review process. The Board took particular note of new contractual breakpoints placed on the fees of Portfolios subject to overall management fee increases under the New Management Agreement, and the impact of these breakpoints on each Portfolio's effective management fee at current and increased asset levels. The Board also considered

NYLIM's commitment to work with the Board to regularly evaluate the need for additional breakpoints or fee waivers as Portfolio assets hypothetically grow over time.

     Based on this information, the Board concluded, within the context of its overall determinations regarding the New Management Agreement, that each Portfolio's expense structure appropriately reflects economies of scale for the benefit of Portfolio investors. The Board noted, however, that it would continue to evaluate the reasonableness of each Portfolio's expense structure as the Portfolio grows over time.

     MANAGEMENT FEES AND TOTAL ORDINARY OPERATING EXPENSES

     The Board evaluated the reasonableness of the fees to be paid under the New Management Agreement and each Portfolio's expected total ordinary operating expenses.

     The Board considered information provided by NYLIM on the fees that NYLIM charges to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Portfolios. In this regard, the Board took into account the relative scope of services provided to the Portfolios as compared with NYLIM's other investment advisory clients. The Board also considered comparative data provided by Strategic Insight on the fees and expense ratios charged by similar mutual funds managed by other investment advisers. This comparative information assisted the Board in evaluating the reasonableness of a Portfolio's management fees under the New Management Agreement when compared to similar fees charged by NYLIM to other investment advisory clients, and fees charged by other investment advisers to mutual funds in a Portfolio's peer group.

     In assessing the reasonableness of a Portfolio's management fees under the New Management Agreement -- in particular with respect to those Portfolios that would pay overall higher management fees under the New Management
Agreement -- the Board specifically considered NYLIM's overall investment in maintaining and improving Portfolio investment performance in recent years, and NYLIM's ability and commitment to continue to invest in these areas going forward, as discussed above. With respect to each Portfolio's total ordinary operating expenses, the Board took note of fee and expense arrangements that had been negotiated by the Board with NYLIM as part of the most recent annual contract review process, and observed that the net management fees paid by many Portfolios impacted by proposed management fee increases had been lower than comparable fees paid by peer funds. The Board observed that, even with the higher management fees to be paid by certain Portfolios under the New Management Agreement, the management fee to be paid by each Portfolio is expected to be in proximity to the median comparable fee paid by peer funds.

     Based on these considerations, the Board concluded that each Portfolio's management fee and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the New Management Agreement, supports a conclusion that these fees and expenses are reasonable.

     CONCLUSION

     On the basis of the information provided to it and its evaluation thereof, the Board, including a majority of the Independent Directors, unanimously approved the New Management Agreement.

SHAREHOLDER APPROVAL

     Approval of this Proposal with respect to a Portfolio requires an affirmative vote of the holders of "a majority of the outstanding shares" of that Portfolio, as defined in the 1940 Act. Each Portfolio offers Initial and Service Class shares, both of which will vote together on this Proposal. The Cash Management Portfolio only offers Initial Class shares. Shareholders of each Portfolio will vote separately on the Proposals.

                              BOARD RECOMMENDATION

    THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF EACH PORTFOLIO APPROVE THIS PROPOSAL.

                              *********************

                               VOTING INFORMATION

     This Proxy Statement is furnished in connection with a solicitation of proxies by the Board to be used at the Special Meeting. This Proxy Statement, along with a Notice of the Special Meeting and a proxy card, is first being mailed to shareholders of the Portfolios on or about February 1, 2008. Only shareholders of record as of the close of business on the Record Date, January 4, 2008, will be entitled to notice of, and to vote at, the Special Meeting. If the enclosed form of proxy card is properly executed and returned in time to be voted at the Special Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly executed proxy cards will be voted FOR each Proposal and FOR any other matters properly presented at the meeting.

     A proxy may be revoked at any time on or before the Special Meeting by written notice to the Secretary of the Fund at the address on the cover of this Proxy Statement or by attending and voting at the Special Meeting. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications therein or, in the absence of such specifications, for approval of the Reorganization Agreement and the Reorganization contemplated thereby.

     VOTING OF PROXIES. If you attend the Special Meeting you may vote your shares in person. If you do not plan to attend the Special Meeting, please cast your vote by completing, signing, and returning the enclosed proxy card by mail in the envelope provided. You may also vote your shares through telephone touch-tone voting or Internet voting. These options require you to input a control number, which is located on each proxy card. After inputting these numbers, you will be prompted to provide your vote on the Proposal. You will have an opportunity to review your vote and make any necessary changes before submitting your vote and terminating your telephone call or Internet connection.

     Timely and properly completed and submitted proxies will be voted as instructed by Policy Owners. A Policy Owner who executes and returns a proxy may revoke the proxy at any time prior to the date the proxy is to be exercised by
(1) delivering to the Fund written notice of the revocation, (2) delivering to the Fund a proxy with a later date, or (3) voting in person at the Special Meeting. Attendance at the Special Meeting, by itself, will not revoke a previously-tendered proxy.

     In the event a Policy Owner signs and returns the proxy but does not indicate his or her vote as to a Proposal, such proxy will be voted FOR the Proposal.

     QUORUM REQUIREMENTS. A quorum of shareholders (i.e., NYLIAC as the record owner of the Portfolios' Shares) is necessary to hold a valid meeting and to consider the Proposals. The holders of a majority of the outstanding shares on the Record Date present, in person or by proxy, at the Special Meeting shall constitute a quorum.

     VOTES NECESSARY TO APPROVE THE PROPOSAL. Approval of the Proposal requires an affirmative vote of the holders of a majority of the outstanding voting securities of the affected Portfolio(s), as appropriate. As defined in the 1940 Act, a "majority of the outstanding voting securities" of a fund is the lesser of (1) 67% or more of the voting securities of the fund present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present in person or by proxy at the Special Meeting, or (2) more than 50% of the outstanding voting securities of the fund. NYLIAC, as the holder of record shares of a Portfolio, is required to "pass through" to its Policy Owners the right to vote shares of the Portfolio.

     The Fund expects that NYLIAC will vote 100% of the shares of a Portfolio held by its respective separate account(s). NYLIAC will vote shares of the Portfolio for which no instructions have been received or for which it is not otherwise entitled to vote in its discretion in the same proportion as it votes shares for which it has received instructions or is otherwise entitled to vote.

     As noted earlier, the Fund's Asset Allocation Portfolios may invest in and own shares of any of the Portfolios involved in this Proxy Statement. In that event, the Asset Allocation Portfolios' investment manager has the discretion to vote some or all of the shares of the Portfolios on the Proposals. The Fund has been advised by NYLIM that these shares will be voted pursuant to established policies and procedures designed to address potential conflicts of interest.

     Abstentions will have the effect of a negative vote on a Proposal. Properly executed but unmarked voting instructions from Policy Owners will be voted in favor of a Proposal. The Fund may adjourn the Special Meeting to the extent permitted by law, if necessary to permit NYLIAC to obtain additional voting instructions from Policy Owners.

     The total number of shares outstanding as of the Record Date is provided at APPENDIX D. Shareholders of the Portfolios, as of the Record Date, are entitled to one vote for each full share held and fractional votes for fractional shares held through their Policy.

     ADJOURNMENTS. If a quorum is not present at the Special Meeting or if a quorum is present but sufficient votes to approve the Proposal have not been received at the time of the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of votes. The persons named as proxies will vote in favor of adjournment with respect to those proxies that have been voted in favor of the Proposal and will vote against any such adjournment with respect to those proxies that have been voted against the Proposal.

     PAYMENT OF SOLICITATION EXPENSES. The cost of the Special Meeting, including costs of solicitation of proxies and voting instructions, relating to the fee modification under the New Management Agreement will be borne by NYLIM. With respect to the cost of the Special Meeting relating to the New Management Agreement for those Portfolios where there is no fee modification, 50% of the cost will be borne by NYLIM and the remaining 50% of the cost will be allocated among the five affected Portfolios in proportion to their relative net asset values.

     The cost of the Special Meeting, including costs of solicitation of proxies and voting instructions, are estimated to be approximately $729,000. Proxies may be solicited via regular mail and also may be solicited via telephone by personnel of NYLIM, the Fund, their respective affiliates, or, in NYLIM's discretion, a commercial firm retained for this purpose.

     OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING. The Fund does not know of any matters to be presented at the Special Meeting other than those described in this Proxy Statement. If any other matters come before the Special Meeting, including any proposal to adjourn the Special Meeting to permit the continued solicitation of proxies in favor of the Proposal, it is the Fund's intention that proxies not containing specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed proxy.

     FUTURE SHAREHOLDER PROPOSALS. A Policy Owner may request inclusion in the Fund's proxy statement and proxy card for shareholder meetings certain proposals for action which the Policy Owner intends to introduce at such meeting. Any Policy Owner proposals must be presented a reasonable time before the proxy materials for the next meeting are sent to Policy Owners. The submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the federal securities laws. The Fund is not required to hold regular meetings of shareholders, and in order to minimize its costs, does not intend to hold meetings of the shareholders unless so required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the Board or the Fund's management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders.

                                OTHER INFORMATION

     Investment Advisor and Administrator. NYLIM, located at 51 Madison Avenue, New York, New York 10010, serves as the investment advisor and administrator for each Portfolio. NYLIM was formed as an independently managed, indirect, wholly-owned subsidiary of New York Life Insurance Company in April 2000. As of October 31, 2007, NYLIM and its affiliates managed approximately $252.6 billion in assets. APPENDIX E sets forth information regarding mutual funds for which NYLIM provides advisory services and that have investment objectives and strategies that are similar to those of the Portfolios. APPENDIX F to this Proxy Statement sets forth the managers and principal executive officers of NYLIM.

     Distributor. NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, New Jersey, 07054, serves as distributor of the Fund for the Service Class shares of the Portfolios. The Distributor is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC.

     Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, has been selected as independent registered public accounting firm of the Fund. PricewaterhouseCoopers LLP is responsible for auditing the annual financial statements of the Portfolios. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Special Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

     Custodian. Pursuant to an agreement with NYLIM, State Street Bank and Trust Company ("State Street"), One Lincoln Street, Boston, Massachusetts, 02111-2900, serves as the Custodian for each Portfolio's assets. State Street also provides sub-administration and sub-accounting services for the Portfolios. These services include calculating daily net asset values of the Portfolios, maintaining general ledger and sub-ledger accounts for the calculation of the Portfolios' respective net asset values, and assisting NYLIM in conducting various aspects of the Portfolios' administrative operations. State Street also holds the Portfolios' foreign assets. For providing these services, State Street is compensated by NYLIM.

     Shareholder Reports. The Fund will furnish, without charge, to any Policy Owner, upon request, a printed version of the most recent annual report (and any subsequent semi-annual report) of any of the Portfolios owned by that shareholder. Such requests may be directed to the Fund by writing to New York Life Insurance and Annuity Corporation, Attn: MainStay VP Series Fund, Inc., 51 Madison Avenue, Room 452, New York, New York 10010, or by calling toll-free 1-800-598-2019. The financial statements included in the Portfolios' most recent annual report (and any subsequent semi-annual report) are incorporated by reference in this Proxy Statement.

     Beneficial Share Ownership of Directors and Officers. As of the Record Date, the Directors and officers of the Fund, as a group, beneficially owned less than 1% of the outstanding shares of each class of the Portfolio.

     Beneficial Share Ownership of Shareholders. As of the Record Date, the shareholders with respect to each Portfolio known by that Portfolio to beneficially own 5% or more of the outstanding interest of a class of that Portfolio are identified at APPENDIX G.

                                   APPENDIX A

                    LIST OF SHORTHAND NAMES OF THE PORTFOLIOS

                                  SHORTHAND PORTFOLIO NAME USED
PORTFOLIO NAME                            IN THIS PROXY
--------------                   -------------------------------
MainStay VP Bond Portfolio       Bond
MainStay VP Capital              Capital Appreciation
  Appreciation Portfolio
MainStay VP Cash Management      Cash Management
  Portfolio
MainStay VP Common Stock         Common Stock
  Portfolio
MainStay VP Convertible          Convertible
  Portfolio
MainStay VP Developing Growth    Developing Growth
  Portfolio
MainStay VP Government           Government
  Portfolio
MainStay VP High Yield           High Yield Corporate Bond
  Corporate Bond Portfolio
MainStay VP ICAP Select Equity   ICAP Select Equity
  Portfolio
MainStay VP International        International Equity
  Equity Portfolio
MainStay VP Large Cap Growth     Large Cap Growth
  Portfolio
MainStay VP S&P 500 Index        S&P 500 Index
  Portfolio
MainStay VP Total Return         Total Return
  Portfolio

                                   APPENDIX B

                                 SHAREHOLDER APPROVAL OF CURRENT
                                            INVESTMENT
                                  ADVISORY AGREEMENT AND CURRENT
                                     ADMINISTRATIVE SERVICES
PORTFOLIO                                   AGREEMENT*
---------                        -------------------------------
Bond                             January 23, 1984
Capital Appreciation             January 19, 1993
Cash Management                  January 19, 1993
Common Stock                     January 23, 1984
Convertible                      August 22, 1996
Developing Growth                April 1, 1998
Government                       January 19, 1993
High Yield Corporate Bond        February 21, 1995
ICAP Select Equity               April 1, 1998
International Equity             February 21, 1995
Large Cap Growth                 April 1, 1998
S&P 500 Index                    January 19, 1993
Total Return                     January 19, 1993


* The purpose for submitting the Agreements to shareholders was to obtain the consent of sole initial shareholder in connection with the launch of the Portfolios.

                                   APPENDIX C

                   FORM OF RESTATEMENT OF MANAGEMENT AGREEMENT

     This Restatement of Management Agreement is hereby made as of the      day
of           , 2008 (the "Agreement") between MainStay VP Series Fund, Inc. (the
"Company"), further amended from time to time, on behalf of its series as set forth on Schedule A (each, a "Portfolio," and collectively, the "Portfolios") and New York Life Investment Management LLC, a Delaware limited liability company ("NYLIM" or the "Manager").

                                   WITNESSETH:

     WHEREAS, the Company is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the shares of common stock of the Company (the "Shares") are divided into separate series, each of which is established by resolution of the Board of Directors of the Company and the Directors may from time to time terminate such series or establish and terminate additional series; and

     WHEREAS, the Manager is engaged in rendering investment management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

     WHEREAS, the Company desires to retain the Manager to provide investment advisory and related administrative services to each of the Funds, and the Manager is willing to provide or procure such services on the terms and conditions hereinafter set forth; and

     WHEREAS, the Company entered into an Investment Advisory Agreement and Administrative Services Agreement, each dated as of December 15, 1996 (the "Prior Agreements"); and

     WHEREAS, the parties hereto now desire to amend and restate the Prior Agreements to reflect the effective date of the Agreement and the revised fee schedule; and

     WHEREAS, this Agreement restates, in its entirety, the Prior Agreements;
and

     WHEREAS, the parties to this Agreement acknowledge that the Agreement is not intended to materially change the services provided under the Prior Agreements;

     NOW, THEREFORE, the parties agree as follows:

                                   ARTICLE I.

                                   APPOINTMENT

     A. Appointment. The Company hereby appoints NYLIM to act as Manager to the Portfolios for the period and on the terms set forth in this Agreement. The Manager accepts such appointment and agrees to provide the advisory and administrative services herein described, for the compensation herein provided.

                                   ARTICLE II.

                                ADVISORY SERVICES

     A. Advisory Duties of Manager. Subject to the supervision of the Board of Directors (the "Board") of the Company, the Manager shall manage all aspects of the advisory operations of each Portfolio and the composition of the portfolio of each Portfolio, including the purchase, retention and disposition of securities therein, in accordance with the investment objectives, policies and restrictions of the Portfolio, as stated in the currently effective Prospectus (as hereinafter defined); in conformity with the Articles of Incorporation and By-Laws (each as hereinafter defined) of the Company; under the instructions and directions of the Directors of the Company; and in accordance with the applicable provisions of the 1940 Act and the rules and regulations thereunder, the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), relating to regulated investment companies and all rules and regulations thereunder, and all other applicable federal and state laws and regulations. In connection with the services provided under this Agreement, the Manager will use its best efforts to manage each Portfolio so that it will qualify as a regulated investment company under Subchapter M of the Code and regulations issued thereunder, and will comply with the diversification requirements of Section 817(h) of the Code and the regulations issued thereunder, and any other rules and regulations applicable to investment vehicles underlying variable annuity contracts or variable life insurance policies. In managing each Portfolio in accordance with the requirements set out in this Section, the Manager will be entitled to receive and act upon advice of counsel for the Company or a Portfolio.

     1. Portfolio Management. The Manager will determine the securities and other instruments to be purchased, sold or entered into by each Portfolio and place orders with broker-dealers, foreign currency dealers, futures commission merchants or others pursuant to the Manager's determinations and all in accordance with each Portfolio's policies as set out in the Prospectus of the Portfolio or as adopted by the Board of

Directors and disclosed to the Manager. The Manager will determine what portion of each Portfolio's portfolio will be invested in securities and other assets and what portion, if any, should be held uninvested in cash or cash equivalents. Each Portfolio will have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to the Manager's investment advisory clients.

     2. Selection of Brokers. Subject to the policies established by, and any direction from, the Company's Board, the Manager will be responsible for selecting the brokers or dealers that will execute the purchases and sales for a Portfolio. The Manager will place orders pursuant to its determination with or through such persons, brokers or dealers (including NYLIFE Securities Inc.) in conformity with the policy with respect to brokerage as set forth in the Company's Registration Statement or as the Board may direct from time to time. It is recognized that, in providing the Portfolios with investment supervision or the placing of orders for portfolio transactions, the Manager will give primary consideration to securing the most favorable price and efficient execution. Consistent with this policy, the Manager may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Manager may be a party. It is understood that neither the Portfolios, the Company nor the Manager has adopted a formula for allocation of the Portfolios' investment transaction business. It is also understood that it is desirable for the Portfolios that the Manager have access to supplemental investment and market research and security and economic analyses provided by certain brokers who may execute brokerage transactions at a higher cost to the Portfolios than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Manager or any subadvisor is authorized to place orders for the purchase and sale of securities for the Portfolios with such certain brokers, subject to review by the Company's Directors from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Manager or any subadvisor in connection with its services to other clients.

     Subject to the foregoing, it is understood that the Manager will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Company or be in breach of any obligation owing to the Company under this Agreement, or otherwise, solely by reason of its having directed a securities transaction on behalf of a Portfolio to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as otherwise permitted from time to time by a Portfolio's Prospectus.

     On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Portfolios as well as other clients, the Manager, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as expenses incurred in the transaction, will be made by the Manager in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Portfolios and to such other clients.

     3. Delegation of Investment Advisory Services. Subject to the prior approval of a majority of the members of the Board, including a majority of the Board who are not "interested persons", and, to the extent required by applicable law, by the shareholders of a Portfolio, the Manager may, through a subadvisory agreement or other arrangement, delegate to a subadvisor any of the duties enumerated in this Agreement, including the management of all or a portion of the assets being managed. Subject to the prior approval of a majority of the members of the Board, including a majority of the Board who are not "interested persons", and, to the extent required by applicable law, by the shareholders of a Portfolio, the Manager may adjust such duties, the portion of assets being managed, and the fees to be paid by the Manager; provided, that in each case the Manager will continue to oversee the services provided by such company or employees and any such delegation will not relieve the Manager of any of its obligations under this Agreement.

     The Company and Manager understand and agree that the Manager may manage a Portfolio in a "manager-of-managers" style with either a single or multiple subadvisors, which contemplates that the Manager will, among other things and pursuant to an Order issued by the Securities and Exchange Commission ("SEC"):
(i) continually evaluate the performance of each Subadvisor to a Portfolio, if applicable, through quantitative and qualitative analysis and consultations with such Subadvisor; (ii) periodically make recommendations to the Board as to whether the contract with one or more Subadvisors should be renewed, modified, or terminated; and (iii) periodically report to the Board regarding the results of its evaluation and monitoring functions. The Company recognizes that a Subadvisor's services may be terminated or modified pursuant to the "manager-of-managers" process, and that the Manager may appoint a new Subadvisor for a Subadvisor that is so removed.

     4. Instructions to Custodian. The Manager or any subadvisor shall provide the Company's Custodian on each business day with information relating to the execution of all portfolio transactions pursuant to standing instructions.

     5. Valuation. The Manager will provide assistance to the Board in valuing the securities and other instruments held by each Portfolio, to the extent reasonably required by such valuation policies and procedures as may be adopted by each Portfolio.

     B. Books and Records. The Manager further agrees to preserve for the periods prescribed by Rule 31a-2 as promulgated by the Securities and Exchange Commission (the "Commission") under the 1940 Act any such records as are required to be maintained by the Manager. The Manager shall render to the Company's Directors such periodic and special reports as the Directors may reasonably request.

     C. Advisory Services Not Exclusive. The Manager's services to the Company and each Portfolio pursuant to this Agreement are not exclusive and it is understood that the Manager may render investment advice, management and services to other persons (including other investment companies) and engage in other activities, so long as its services under this Agreement are not impaired by such other activities. It is understood and agreed that officers or directors are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies. Whenever a Portfolio and one or more other accounts or investment companies advised by the Manager have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with procedures believed by the Manager to be equitable to each entity over time. Similarly, opportunities to sell securities will be allocated in a manner believed by the Manager to be equitable to each entity over time. The Company and each Portfolio recognize that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for a Portfolio.

                                  ARTICLE III.

                             ADMINISTRATIVE SERVICES

     A. Administrative Duties of Manager. The Manager shall (i) furnish the Funds with office facilities; (ii) be responsible for the financial and accounting records required to be maintained by the Funds (excluding those being maintained by the Funds' Custodian and Transfer Agent except as to which the Manager has supervisory functions) and other than those being maintained by the Funds' subadvisor, if any; and (iii) furnish the Funds with board materials, ordinary clerical, bookkeeping and record keeping services at such office facilities, and such other services as the parties may agree.

     The Manager will also monitor each Portfolio's compliance with its investment and tax guidelines and other compliance policies.

     1. Instructions to Custodian. The Manager or any subadministrator shall provide the Company's Custodian on each business day with information relating to the execution of all portfolio transactions pursuant to standing instructions.

     2. Books and Records. The Manager shall keep the Portfolios' books and records required to be maintained by it. The Manager agrees that all records which it maintains for the Portfolios are the property of the Portfolios, and it will surrender promptly to the Portfolios any of such records upon the Portfolios' request. Moreover, the Manager shall maintain all books and records with respect to the Portfolios' securities transactions required by sub-paragraphs (b)(5), (6), (9) and (10) and paragraph (f) of Rule 31a-1 under the 1940 Act and any other books and records required to be maintained by it under the 1940 Act and the Rules thereunder. The Manager shall render to the Company's Directors such periodic and special reports as the Directors may reasonably request.

     3. Administrative Services Not Exclusive. The Manager's services to the Company and each Portfolio pursuant to this Agreement are not exclusive and it is understood that the Manager may render administrative services to other persons and to engage in other activities, so long as its services under this Agreement are not impaired by such other activities. It is understood and agreed that officers or directors of the Manager may serve as officers or Directors of the Company, and that officers or Directors of the Company may serve as officers or directors of the Manager to the extent permitted by law; and that the officers and directors of the Manager are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies.

     4. Delegation of Administration Services. With respect to any or all series of the Company, including the Portfolios, the Manager may enter into one or more contracts "Sub-Administration Contract") with a sub-administrator in which the Manager delegates to such sub-administrator any or all its duties specified in this Agreement, provided that the Sub-Administration Contract meets all applicable requirements of the 1940 Act and rules thereunder, as applicable. The Manager will at all times maintain responsibility for providing the administration services, and will supervise any sub-administrator.

     5. Valuation. The Manager will provide assistance to the Board in valuing the securities and other instruments held by each Portfolio, to the extent reasonably required by such valuation policies and procedures as may be adopted by each Portfolio.

                                   ARTICLE IV.

                                    EXPENSES

     A.  Expenses Borne by Manager.

     1. In connection with the services rendered by the Manager under this Agreement, the Manager will bear all of the following expenses:

          (i) The salaries and expenses of all personnel of the Company and the Manager, except the fees and expenses of Directors who are not interested persons of the Manager or of the Company, and the salary (or a portion thereof) of the Company's Chief Compliance Officer that the Board approves for payment by the Portfolios; and

          (ii) All expenses incurred by the Manager in connection with managing the investment operations of the Portfolios other than those assumed by the Company, Portfolio or Administrator of the Portfolio or the Company or other third party under a separate agreement.

     2. The Manager will not be required to pay expenses of any activity which is primarily intended to result in sales of Shares if and to the extent that (i) such expenses are required to be borne by a principal underwriter that acts as the distributor of the Portfolio's Shares pursuant to an underwriting agreement that provides that the underwriter will assume some or all of such expenses, or
(ii) the Company on behalf of the Portfolio will have adopted a plan in conformity with Rule 12b-1 under the 1940 Act providing that the Portfolio (or some other party) will assume some or all of such expenses. The Manager will pay such sales expenses only to the extent they are not required to be paid by the principal underwriter pursuant to the underwriting agreement or are not permitted to be paid by a Portfolio (or some other party) pursuant to such a plan.

     A.  Expenses Borne by the Company/Portfolio.

     1. Each Portfolio assumes and will pay its expenses, including but not limited to those described below (where any such category applies to more than one series of the Company, the Portfolio shall be liable only for its allocable portion of the expenses):

          (i) The fees of any investment adviser or expenses otherwise incurred by the Company in connection with the management of the investment and reinvestment of the assets of the Portfolios;

          (ii) Brokers' commissions and any issue or transfer taxes chargeable to the Company in connection with its securities transactions on behalf of the Portfolios;

          (iii) Litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Company's business;

          (iv) The fees and expenses of Directors who are not interested persons of the Manager of any investment adviser, and the salary (or a portion thereof) of the Company's Chief Compliance Officer that the Board approves for payment by the Portfolios;

          (v) The fees and expenses of the Portfolios' Custodian which relate to (a) the custodial function and the recordkeeping connected therewith,
     (b) the preparation and maintenance of the general required accounting records of the Portfolios not being maintained by the Manager, (c) the pricing of the Portfolio's Shares, including the cost of any pricing service or services which may be retained pursuant to the authorization of the Directors of the Company, and (d) for both mail and wire orders, the cashiering function in connection with the issuance and redemption of the Portfolios' Shares;

          (vi) The fees and expenses of the Portfolios' transfer and dividend disbursing agent, which may be a custodian of the Portfolios, which relate to the maintenance of each shareholder account;

          (vii) The charges and expenses of legal counsel (including an allocable portion of the cost of maintaining an internal legal department (provided pursuant to a separate legal services agreement) and compliance department) and independent accountants for the Company;

          (viii) All taxes and business fees payable by the Portfolios to federal, state or other governmental agencies;

          (ix) The fees of any trade association of which the Company may be a member;

          (x) The cost of share certificates representing the Portfolios' shares;

          (xi) The cost of fidelity, Directors and officers and errors and omissions insurance;

          (xii) Allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors meetings and of preparing, printing and mailing prospectuses, proxies and other reports to shareholders in the amount necessary for distribution to the shareholders;

          (xiii) The fees and expenses involved in registering and maintaining registrations of the Company and of its Shares with the Commission, registering the Company a broker or dealer and qualifying its Shares under state securities laws, including the preparation and printing of the Company's registration statements and prospectuses for filing under federal and state securities laws for such purposes;

          (xiv) Litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Company's business; and

          (xv) Organization Expenses. The Company hereby agrees to reimburse the Manager for the organization expenses of, and the expenses incurred in connection with, the initial offering of any new share classes of a Portfolio or the initial offering of a new series of the Company.

                                    ARTICLE V

                                  COMPENSATION

     A. Compensation. For the services provided and the facilities furnished pursuant to this Agreement, the Company will pay to the Manager as full compensation therefor a fee at the annual rate for each Portfolio as set forth on Schedule A. This fee will be computed daily and will be paid to the Manager monthly. This fee will be chargeable only to the applicable Portfolio, and no other series of the Company shall be liable for the fee due and payable hereunder. The Portfolios shall not be liable for any expense of any other series of the Company.

     The Manager may from time to time agree not to impose all or a portion of its fee otherwise payable under this Agreement and/or undertake to pay or reimburse a Portfolio for all or a portion of its expenses not otherwise required to be paid by or reimbursed by the Manager. Unless otherwise agreed, any fee reduction or undertaking may be discontinued or modified by the Manager at any time. For the month and year in which this Agreement becomes effective or terminates, there will be an appropriate pro ration of any fee based on the number of days that the Agreement is in effect during such month and year, respectively.

                                   ARTICLE VI

                ADDITIONAL OBLIGATIONS OF THE PORTFOLIOS/COMPANY

     A. Documents. The Company has delivered to the Manager copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

          1. Articles of Incorporation of the Company, as amended from time to time, as filed with the Department of Assessments and Taxation of the State of Maryland (such Articles of Incorporation, as in effect on the date hereof and as amended from time to time, is herein called the "Articles of Incorporation");

          2. By-Laws of the Company, as amended from time to time, (such By-Laws, as in effect on the date hereof and as amended from time to time, are herein called the "By-Laws");

          3. Certified Resolutions of the Directors of the Company authorizing the appointment of the Manager and approving the form of this Agreement;

          4. Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A (the "Registration Statement"), as filed with the Commission, relating to the Portfolios and the Portfolios' Shares and all amendments thereto;

          5. Notification of Registration of the Company under the 1940 Act on Form N-8A as filed with the Commission and all amendments thereto; and

          6. The form of Prospectus and Statement of Additional Information of the Company pursuant to which the Portfolios' shares are offered for sale to the public (such Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time, being herein called collectively the "Prospectus").

     B. Company Materials. During the term of this Agreement, the Company agrees to furnish the Manager at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Portfolios or to the public, which refer to the Manager in any way, prior to use thereof and, not to use such material if the Manager reasonably objects in writing within five business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, the Company will continue to furnish to the Manager copies of any of the above-mentioned materials that refer in any way to the Manager. The Company shall furnish or otherwise make available to the Manager such other information relating to the business affairs of the Portfolios as the Manager at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

                                   ARTICLE VII

                       LIMITATION OF LIABILITY OF MANAGER

     A.  Limitation of Liability of Manager.

          1. As an inducement to the Manager undertaking to provide services to the Company and each Portfolio pursuant to this

     Agreement, the Company and each Portfolio agrees that the Manager will not be liable under this Agreement for any error of judgment or mistake of law or for any loss suffered by the Company or a Portfolio in connection with the matters to which this Agreement relates, provided that nothing in this Agreement will be deemed to protect or purport to protect the Manager against any liability to the Company, a Portfolio or its shareholders to which the Manager would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

          2. The rights of exculpation provided under this Section are not to be construed so as to provide for exculpation of any person described in this Section for any liability (including liability under U.S. federal securities laws that, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that exculpation would be in violation of applicable law, but will be construed so as to effectuate the applicable provisions of this Section to the maximum extent permitted by applicable law.

                                   ARTICLE IX

                                  MISCELLANEOUS

     A. Manager Personnel. The Manager shall authorize and permit any of its directors, officers and employees who may be elected or appointed as Directors or officers of the Company to serve in the capacities in which they are elected or appointed. Services to be furnished by the Manager under this Agreement may be furnished through the medium of any of such directors, officers, or employees. The Manager shall make its directors, officers and employees available to attend Company Board meetings as may be reasonably requested by the Board from time to time. The Manager shall prepare and provide such reports on the funds and their operations as may be reasonably requested by the board from time to time. The Manager shall implement Board-approved proxy voting policies and procedures, and shall respond to corporate actions taken by issuers of the Portfolio's portfolio holdings consistent with its fiduciary duty to the Portfolios.

     B. Duration and Termination. This Agreement shall continue in effect with respect to the Portfolios for a period of more than two years from the date hereof following shareholder approval, as necessary, and thereafter only so long as such continuance is specifically approved at least annually with respect to the Portfolios in conformity with the requirements of the 1940 Act and the Rules thereunder and any applicable SEC or SEC staff guidance or interpretation. This Agreement shall continue in effect with respect to the Portfolios for a period of more than one year from the date hereof in circumstances when shareholder approval is not required, and thereafter only so long as such continuance is specifically approved at least annually with respect to the Portfolios in conformity with the requirements of the 1940 Act and the Rules thereunder and any applicable SEC or SEC staff guidance or interpretation. However, this Agreement may be terminated with respect to the Portfolios at any time, without the payment of any penalty, by the Directors of the Company or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolios, or by the Manager at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

     C. Additional Series. In the event the Company establishes one or more Portfolios after the effective date of this Agreement, such Portfolios will become Portfolios under this Agreement upon approval of this Agreement by the Board of Directors with respect to the Portfolios and the execution of an amended Schedule A reflecting the Portfolios.

     D. Independent Contractor. Except as otherwise provided herein or authorized by the Board of the Company from time to time, the Manager shall for all purposes herein be deemed to be an independent contractor and shall have no authority to act for or represent the Portfolios or the Company in any way or otherwise be deemed an agent of the Portfolios or the Company.

     E. Amendment. This Agreement may be amended in writing by mutual consent, but the consent of the Portfolios, if required, must be obtained in conformity with the requirements of the 1940 Act and the Rules thereunder.

     F. Notice. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at NYLIM Center, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, Attention: Secretary; or (2) to the Company at 51 Madison Avenue, New York, New York 10010, Attention:
President.

     G. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     H. Use of Name. The Portfolios may use any name including the word MainStay only for so long as this Agreement or any other agreement between the Managers or any other affiliate of New York Life Insurance Company and the Company or any extension, renewal or amendment thereof remains in effect, including any similar agreement with any organization which shall have succeeded to the Manager's business as investment adviser and/or administrator. At such time as such an agreement shall no longer be in effect, each Portfolio will (to the extent that it lawfully can) cease to use such name or any other name indicating that it is advised by or otherwise connected with the Manager or any organization that shall have so succeeded to its respective business.

     I. Captions and Headings. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

     J. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     K. Interpretation of Law. As used in this Agreement, terms shall have the same meaning as such terms have in the 1940 Act. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be
executed by their officers designated below as of the            day
of           , 2008. This Agreement may be signed in counterpart.

                                   SCHEDULE A

     For all services rendered by the Manager hereunder, the below named Portfolio of the Company shall pay the Manager and the Manager agrees to accept as full compensation for all services rendered hereunder, at annual fee equal to the following:

PORTFOLIO                                       ANNUAL RATE(1)
---------                                       --------------
Bond Portfolio................................       0.50%(2)
Capital Appreciation Portfolio................       0.61%(3)
Cash Management Portfolio.....................       0.45%(4)
Common Stock Portfolio........................       0.55%(5)
Convertible Portfolio.........................       0.60%(6)
Developing Growth Portfolio...................       0.80%(7)
Government Portfolio..........................       0.50%(2)
High Yield Corporate Bond Portfolio...........       0.57%(8)
ICAP Select Equity Portfolio..................       0.80%(9)
International Equity Portfolio................       0.89%(10)
Large Cap Growth Portfolio....................       0.75%(11)
S&P 500 Index Portfolio.......................       0.30%(12)
Total Return Portfolio........................       0.57%(13)


--------

     (1) of each Portfolio's average daily net assets.

     (2) contractual fee breakpoints as follows: 0.50% on assets up to $500 million; 0.475% on assets from $500 million to $1 billion; and 0.45% on assets over $1 billion.

     (3) contractual fee breakpoints as follows: 0.61% on assets up to $1 billion; 0.50% on assets over $1 billion.

     (4) contractual fee breakpoints as follows: 0.45% on assets up to $500 million; 0.40% on assets from $500 million up to $1 billion; and 0.35% on assets in excess of $1 billion.

     (5) contractual fee breakpoints as follows: 0.55% on assets up to $500 million; 0.525% on assets from $500 million to $1 billion; and 0.50% on assets over $1 billion.

     (6) contractual fee breakpoints as follows: 0.60% on assets up to $1 billion; and 0.50% on assets in excess of $1 billion.

     (7) contractual fee breakpoints as follows: 0.80% on assets up to $200 million; 0.75% on assets from $200 million to $500 million; 0.725% on assets from $500 million to $1 billion; and 0.70% on assets over $1 billion.

     (8) contractual fee breakpoints as follows: 0.57% on assets up to $1 billion; 0.55% on assets from $1 billion to $5 billion; and 0.525% on assets over $5 billion.

     (9) contractual fee breakpoints as follows: 0.80% on assets up to $250 million; 0.75% on assets from $250 million up to $1 billion; and 0.74% on assets over $1 billion.

    (10) contractual fee breakpoints as follows: 0.89% on assets up to $500 million; and 0.85% on assets over $500 million.

    (11) contractual fee breakpoints as follows: 0.75% on assets up to $500 million; 0.725% on assets from $500 million to $1 billion and 0.70% on assets over $1 billion.

    (12) contractual fee breakpoints as follows: 0.30% on assets up to $1 billion; 0.275% on assets from $1 billion to $2 billion; 0.265% on assets from $2 billion to $3 billion and; 0.25% on assets over $3 billion.

    (13) contractual fee breakpoints as follows: 0.57% on assets up to $1 billion; and 0.55% on assets over $1 billion.

                                   APPENDIX D

               NUMBER OF SHARES OUTSTANDING AS OF THE RECORD DATE

PORTFOLIO AND CLASS OF SHARES              TOTAL SHARES OUTSTANDING
-----------------------------              ------------------------
Bond -- Initial..........................        36,413,919.013
Bond -- Service..........................        10,000,185.481
Capital Appreciation -- Initial..........        25,010,702.314
Capital Appreciation -- Service..........         2,397,269.981
Cash Management..........................       604,980,481.871
Common Stock -- Initial..................        39,566,065.510
Common Stock -- Service..................         3,558,347.994
Convertible -- Initial...................        17,363,862.273
Convertible -- Service...................        11,330,927.699
Developing Growth -- Initial.............         2,414,262.990
Developing Growth -- Service.............         4,223,116.802
Government -- Initial....................        15,442,847.805
Government -- Service....................         8,129,178.969
High Yield -- Initial....................        85,895,515.163
High Yield -- Service....................        60,191,312.133
ICAP Select Equity -- Initial............        17,663,063.930
ICAP Select Equity -- Service............        11,289,295.033
International -- Initial.................        19,581,114.529
International -- Service.................        16,769,487.243
Large Cap Growth -- Initial..............        17,818,486.237
Large Cap Growth -- Service..............         5,045,389.292
S&P Index 500 -- Initial.................        37,731,996.929
S&P Index 500 -- Service.................        10,095,513.607
Total Return -- Initial..................        20,294,973.591
Total Return -- Service..................         3,200,551.848

                                   APPENDIX E

                     COMPARABLE FUNDS MANAGED BY THE ADVISER

                                                     TOTAL ASSETS     EFFECTIVE RATE OF
                            CATEGORY OF SIMILARLY     ($MM) AS OF    INVESTMENT ADVISORY
PORTFOLIO/FUND NAME              MANAGED FUND          JULY 2007    FEE PAID FOR FYE 2006
-------------------        -----------------------   ------------   ---------------------
MAINSTAY VP CAPITAL
  APPRECIATION...........        LARGE GROWTH           $  720              0.360%
MainStay Capital
  Appreciation Fund......                               $1,023              0.580%
MAINSTAY VP CASH
  MANAGEMENT.............        MONEY MARKET           $  438              0.250%
MainStay Cash Reserves
  Fund...................                               $  637              0.410%
MainStay Money Market
  Fund...................                               $  564              0.250%
MAINSTAY VP COMMON
  STOCK..................        LARGE BLEND            $  955              0.250%
MainStay Common Stock
  Fund...................                               $  273              0.400%
MAINSTAY VP CONVERTIBLE..        CONVERTIBLES           $  243              0.360%
MainStay Convertible
  Fund...................                               $  488              0.530%
MAINSTAY VP GOVERNMENT...  INTERMEDIATE GOVERNMENT      $  170              0.300%
MainStay Government
  Fund...................                               $  281              0.310%
MAINSTAY VP HIGH YIELD
  CORPORATE BOND.........      HIGH YIELD BOND          $  909              0.300%
MainStay High Yield
  Corporate Bond Fund....                               $4,503              0.560%
MAINSTAY VP ICAP SELECT
  EQUITY.................        LARGE VALUE            $  186              0.550%
MainStay ICAP Select
  Equity Fund............                               $1,849              0.720%
MAINSTAY VP INTERNATIONAL
  EQUITY.................    FOREIGN LARGE BLEND        $  358               0.60%
MainStay International
  Equity Fund............                               $  865              0.830%
MAINSTAY VP LARGE CAP
  GROWTH.................        LARGE GROWTH           $  231              0.500%
MainStay Large Cap Growth
  Fund...................                               $  898              0.550%
MAINSTAY VP S&P 500
  INDEX..................        LARGE BLEND            $1,210               0.09%
MainStay S&P 500 Index
  Fund...................                               $1,706              0.220%
MainStay Equity Index
  Fund...................                               $  449              0.110%
MAINSTAY VP TOTAL
  RETURN.................    MODERATE ALLOCATION        $  392              0.320%
MainStay Total Return
  Fund...................                               $  669              0.490%

                                   APPENDIX F

                         DIRECTORS AND OFFICERS OF NYLIM

                     NEW YORK LIFE INVESTMENT MANAGEMENT LLC

BOARD OF MANAGERS
  Gary E. Wendlandt         Chairman of the Board of Managers
  Robert A. Anselmi         Vice Chairman of the Board of Managers
  Richard B. Leber*         Manager
  Theodore A. Mathas        Manager
  Brian A. Murdock          Manager
  Michael E. Sproule        Manager
  Seymour Sternberg         Manager


--------

* Non-voting member

EXECUTIVE OFFICERS
  Brian A. Murdock          President, Chief Executive Officer and
                            Chief Investment Officer
  Patrick G. Boyle          Executive Vice President
  Frank J. Ollari           Executive Vice President
  Barry A. Schub            Executive Vice President

                                   APPENDIX G

                                   5+% OWNERS*

                               NYLIAC                  NYLIAC                   NYLIAC                    NYLIAC
                          VARIABLE ANNUITY        VARIABLE ANNUITY         VARIABLE ANNUITY          VARIABLE ANNUITY
SEPARATE ACCOUNT           SEPARATE ACCT I        SEPARATE ACCT II         SEPARATE ACCT III         SEPARATE ACCT IV
----------------       ----------------------  ----------------------  ------------------------  -----------------------
                         AMOUNT AND              AMOUNT AND               AMOUNT AND               AMOUNT AND
                         NATURE OF    PERCENT    NATURE OF    PERCENT     NATURE OF     PERCENT     NATURE OF    PERCENT
TITLE OF PORTFOLIO       BENEFICIAL      OF      BENEFICIAL      OF       BENEFICIAL       OF      BENEFICIAL       OF
AND CLASS               OWNERSHIP**    CLASS    OWNERSHIP**    CLASS     OWNERSHIP**     CLASS     OWNERSHIP**    CLASS
------------------     -------------  -------  -------------  -------  ---------------  -------  --------------  -------
BOND -- Initial......              0     0.0%              0     0.0%   11,236,425.596    30.9%               0     0.0%
BOND -- Service......              0     0.0%              0     0.0%    7,484,197.971    74.8%   2,515,987.510    25.2%
CAPITAL
  APPRECIATION -- I-
  nitial.............  3,048,197.160    12.2%  4,308,157.164    17.2%    8,180,536.305    32.7%               0     0.0%
CAPITAL
  APPRECIATION -- -
  Service............              0     0.0%              0     0.0%    1,921,593.560    80.2%     475,676.421    19.8%
CASH MANAGEMENT......              0     0.0%              0     0.0%  282,592,226.597    46.7%  48,709,913.090     8.1%
COMMON
  STOCK -- Initial...  2,148,723.759     5.4%  2,961,542.369     7.5%    9,276,744.382    23.4%               0     0.0%
COMMON
  STOCK -- Service...              0     0.0%              0     0.0%    2,668,353.769    75.0%     889,994.225    25.0%
CONVERTIBLE -- Ini-
  tial...............  1,041,481.500     6.0%  1,134,727.971     6.5%   12,091,841.929    69.6%               0     0.0%
CONVERTIBLE -- Ser-
  vice...............              0     0.0%              0     0.0%    8,850,714.194    78.1%   2,480,213.505    21.9%
DEVELOPING
  GROWTH -- Initial..    167,780.168     6.9%    249,892.112    10.4%    1,996,590.710    82.7%               0     0.0%
DEVELOPING
  GROWTH -- Service..              0     0.0%              0     0.0%    2,720,751.647    64.4%   1,502,365.155    35.6%
GOVERNMENT -- Ini-
  tial...............  1,746,588.092    11.3%  1,789,774.499    11.6%   10,048,852.257    65.1%               0     0.0%
GOVERNMENT -- Ser-
  vice...............              0     0.0%              0     0.0%    6,244,386.349    76.8%   1,884,792.620    23.2%
HIGH
  YIELD -- Initial...  9,539,304.791    11.1%  8,524,861.597     9.9%   50,577,827.678    58.9%               0     0.0%
HIGH
  YIELD -- Service...              0     0.0%              0     0.0%   46,795,504.078    77.7%  13,395,808.055    22.3%
ICAP SELECT
  EQUITY -- Initial..              0     0.0%              0     0.0%    6,709,358.060    38.0%               0     0.0%
ICAP SELECT
  EQUITY -- Service..              0     0.0%              0     0.0%    7,499,187.849    66.4%   3,790,107.185    33.6%
INTERNATIONAL -- Ini-
  tial...............  1,028,084.191     5.3%  1,267,704.217     6.5%    6,810,152.318    34.8%               0     0.0%
INTERNATIONAL -- Ser-
  vice...............              0     0.0%              0     0.0%   11,159,715.205    66.5%   5,609,772.038    33.5%
LARGE CAP
  GROWTH -- Initial..              0     0.0%              0     0.0%    4,876,368.708    27.4%               0     0.0%
LARGE CAP
  GROWTH -- Service..              0     0.0%              0     0.0%    3,360,395.533    66.6%   1,684,993.759    33.4%
S&P INDEX
  500 -- Initial.....  3,160,523.389     8.4%  4,427,564.316    11.7%   14,539,451.442    38.5%               0     0.0%
S&P INDEX
  500 -- Service.....              0     0.0%              0     0.0%    7,833,895.818    77.6%   2,261,617.789    22.4%
TOTAL
  RETURN -- Initial..  3,595,098.445    17.7%  4,113,579.571    20.3%    8,414,938.363    41.5%               0     0.0%
TOTAL
  RETURN -- Service..              0     0.0%              0     0.0%    2,596,256.000    81.1%     604,295.848    18.9%


--------

 * The address of each shareholder of record is 51 Madison Avenue, New York, NY 10010.

** All shares owned of record.

                                   APPENDIX G

                                   5+% OWNERS*

                              NYLIAC VUL              NYLIAC CSVUL            NYLIAC MFA (Q)        NYLIAC MFA (NON-Q)
SEPARATE ACCOUNT           SEPARATE ACCT I           SEPARATE ACCT I          SEPARATE ACCT I        SEPARATE ACCT II
----------------       -----------------------  ------------------------  ----------------------  ----------------------
                         AMOUNT AND                AMOUNT AND               AMOUNT AND              AMOUNT AND
                          NATURE OF    PERCENT     NATURE OF     PERCENT    NATURE OF    PERCENT    NATURE OF    PERCENT
TITLE OF PORTFOLIO       BENEFICIAL       OF       BENEFICIAL       OF      BENEFICIAL      OF      BENEFICIAL      OF
AND CLASS                OWNERSHIP**    CLASS     OWNERSHIP**     CLASS    OWNERSHIP**    CLASS    OWNERSHIP**    CLASS
------------------     --------------  -------  ---------------  -------  -------------  -------  -------------  -------
BOND -- Initial......   2,168,498.795     6.0%                0     0.0%  2,607,727.634     7.2%              0    0.0%
BOND -- Service......               0     0.0%                0     0.0%              0     0.0%              0    0.0%
CAPITAL
  APPRECIATION -- I-
  nitial.............   8,728,170.999    34.9%                0     0.0%              0     0.0%              0    0.0%
CAPITAL
  APPRECIATION -- -
  Service............               0     0.0%                0     0.0%              0     0.0%              0    0.0%
CASH MANAGEMENT......  51,673,330.123     8.5%  134,869,529.060    22.3%              0     0.0%              0    0.0%
COMMON
  STOCK -- Initial...   4,936,230.800    12.5%    4,642,164.562    11.7%  5,867,097.329    14.8%  2,696,651.990    6.8%
COMMON
  STOCK -- Service...               0     0.0%                0     0.0%              0     0.0%              0    0.0%
CONVERTIBLE -- Ini-
  tial...............   3,048,731.769    17.6%                0     0.0%              0     0.0%              0    0.0%
CONVERTIBLE -- Ser-
  vice...............               0     0.0%                0     0.0%              0     0.0%              0    0.0%
DEVELOPING
  GROWTH -- Initial..               0     0.0%                0     0.0%              0     0.0%              0    0.0%
DEVELOPING
  GROWTH -- Service..               0     0.0%                0     0.0%              0     0.0%              0    0.0%
GOVERNMENT -- Ini-
  tial...............   1,712,931.124    11.1%                0     0.0%              0     0.0%              0    0.0%
GOVERNMENT -- Ser-
  vice...............               0     0.0%                0     0.0%              0     0.0%              0    0.0%
HIGH
  YIELD -- Initial...  10,513,664.066    12.2%                0     0.0%              0     0.0%              0    0.0%
HIGH
  YIELD -- Service...               0     0.0%                0     0.0%              0     0.0%              0    0.0%
ICAP SELECT
  EQUITY -- Initial..   1,977,636.413    11.2%                0     0.0%              0     0.0%              0    0.0%
ICAP SELECT
  EQUITY -- Service..               0     0.0%                0     0.0%              0     0.0%              0    0.0%
INTERNATIONAL -- Ini-
  tial...............   3,679,378.492    18.8%    4,063,130.297    20.8%              0     0.0%              0    0.0%
INTERNATIONAL -- Ser-
  vice...............               0     0.0%                0     0.0%              0     0.0%              0    0.0%
LARGE CAP
  GROWTH -- Initial..   1,795,092.878    10.1%                0     0.0%              0     0.0%              0    0.0%
LARGE CAP
  GROWTH -- Service..               0     0.0%                0     0.0%              0     0.0%              0    0.0%
S&P INDEX
  500 -- Initial.....   9,545,970.220    25.3%    6,058,487.562    16.1%              0     0.0%              0    0.0%
S&P INDEX
  500 -- Service.....               0     0.0%                0     0.0%              0     0.0%              0    0.0%
TOTAL
  RETURN -- Initial..   3,503,832.005    17.3%                0     0.0%              0     0.0%              0    0.0%
TOTAL
  RETURN -- Service..               0     0.0%                0     0.0%              0     0.0%              0    0.0%


--------

 * The address of each shareholder of record is 51 Madison Avenue, New York, NY 10010.

** All shares owned of record.

                                     FORM OF
                             VOTING INSTRUCTION CARD

                          MAINSTAY VP SERIES FUND, INC.
                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                 MARCH 17, 2008

This Voting Instruction Card is solicited by New York Life Insurance and Annuity Corporation (the "Company") for its policyowners who hold unit values in a separate account of the Company that invests in one or more of the series of investment portfolios (the "Portfolios") offered by MainStay VP Series Fund, Inc. (the "Fund") and who are entitled to instruct the Company on how to vote shares held by the separate accounts.

The undersigned policy owner instructs the Company to vote, at the special meeting to be held at the offices of New York Life Investment Management LLC, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 on March 17, 2008, beginning at 2:30 p.m., Eastern time, and at any adjournments or postponements thereof (the "Special Meeting"), all shares of the Portfolios attributable to his or her policy or interest therein as directed on this card. The undersigned acknowledges receipt of the Notice of the Special Meeting of Shareholders of the Acquired Portfolios and the Proxy Statement dated February 1, 2008. The undersigned also instructs the Company to vote on any other matter that may arise at the Special Meeting according to its best judgment. The undersigned hereby revokes any prior proxy.

The undersigned acknowledges that if he or she signs below but does not mark instructions on this card, the Company will vote all shares of the Portfolio attributable to the undersigned's policy value FOR the Proposal. If the policyowner fails to return this Voting Instruction Card, the Company will vote all shares attributable to the policyowner's policy value in proportion to the voting instructions for the Portfolio actually received from policyowner participants in the separate account.

VOTE VIA THE TELEPHONE: (866) 235-4258 and follow the recorded instructions.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com and follow the on-screen instructions.

NOTE: Please sign exactly as your name appears on your policy. When a policy is owned by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please provide full title as such. If a corporation, please sign in full corporate name by president or other authorized officer, and if a partnership, please sign in full partnership name by authorized person.


Signature(s):                           Date: __________, 2008
              -----------------------


Signature(s):                           Date: __________, 2008
              -----------------------
              (if held jointly)

                     YOUR VOTING INSTRUCTIONS ARE IMPORTANT!

          PLEASE SIGN, DATE, AND RETURN YOUR VOTING INSTRUCTIONS TODAY

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE PROPOSAL. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL.

PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE: [X]

PROPOSAL: [ ] FOR [ ] AGAINST [ ] ABSTAIN


PLEASE VOTE BY CHECKING THE APPROPRIATE BOX AS IN THIS EXAMPLE: [X]

PROPOSAL:

To approve a revised and restated Management Agreement between NYLIM and the Fund that, for the following Portfolios, will consolidate the advisory services and administrative services into one Agreement, will introduce breakpoints and, for certain Portfolios, will impose an increase in overall fees, as described in the accompanying Notice of Special Meeting and Proxy Statement:

1.   Bond Portfolio                        [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
2.   Capital Appreciation Portfolio        [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
3.   Cash Management Portfolio             [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
4.   Common Stock Portfolio                [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
5.   Convertible Portfolio                 [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
6.   Developing Growth Portfolio           [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
7.   Government Portfolio                  [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
8.   High Yield Corporate Bond Portfolio   [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
9.   ICAP Select Equity Portfolio          [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
10.  International Equity Portfolio        [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
11.  Large Cap Growth Portfolio            [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
12.  S&P 500 Index Portfolio               [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
13.  Total Return Portfolio                [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

                                   ----------


Your proxy is important whether or not you plan to attend the Special Meeting in person. You may revoke this proxy at any time and the giving of it will not affect your right to attend the Special Meeting and vote in person.

Please mark, sign, date, and return the Proxy Card promptly using the enclosed envelope or via telephone or via the internet.


Signature(s):                           Date: __________, 2008
              -----------------------


Signature(s):                           Date: __________, 2008
              -----------------------
                 (if held jointly)

NOTE: Please sign exactly as your name appears on the account. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please provide full title as such. If a corporation, please sign in full corporate name by president or other authorized officer and if a partnership, please sign in full partnership name by authorized person.